EXHIBIT 10.1
                                                                    ------------

WHEN RECORDED, RETURN TO:

Brian S. Short, Esq.
Winstead Sechrest & Minick P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270


                                            ------------------------------------

                                                           TO BE RECORDED IN THE
                                                        DEED OF TRUST RECORDS OF
                                                 LEWIS AND CLARK COUNTY, MONTANA


                      DEED OF TRUST AND SECURITY AGREEMENT
                      ------------------------------------
                                (TRUST INDENTURE)

                                 LOAN NO. 323878

         THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust"), executed on September ___, 2001, but to be effective as of September 18, 2001, is entered into by WHC820, LLC, a Delaware limited liability company, as Grantor ("Grantor"), whose address is 2301 Colonial Drive, Helena, Montana 59601,
Attention: Hotel Executive Offices, to FIRST MONTANA TITLE COMPANY OF HELENA, as Trustee ("Trustee"), whose address is 400 North Park Avenue, Helena, Montana 59624, for the benefit of COLUMN FINANCIAL, INC., a Delaware corporation, as Beneficiary ("Beneficiary"), whose address is Eleven Madison Avenue, New York, New York 10010-3629, Attention: Edmund Taylor.

                              W I T N E S S E T H:
                              --------------------

         Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

         (A) All that certain real property situated in the County of Lewis and Clark, State of Montana, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Grantor therein or thereto, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired;

DEED OF TRUST AND SECURITY AGREEMENT - Page 1

         (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Land (the "Improvements");

         (C) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor;

         (D) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in or about the Improvements, including, but not limited to, all items of personal property located within or adjacent to the Improvements and included within the definition of "Property and Equipment" and "Inventories" under the Uniform System of Accounts for Hotels as published by the American Hotel Association of the United States and Canada (the "Uniform System of Accounts"), and further including, without limitation, all linen, china, glassware, tableware, uniforms, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, guest ledgers, telephone systems, televisions and television systems, computer systems and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Land or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

         (E) All water, water courses, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights and powers which are appurtenant to, located on, under or above or used in connection with the Land or the Improvements, or any part thereof, together (i) with all utilities, utility lines, utility commitments, utility capacity, capital recovery charges, impact fees and other fees paid in connection with same, (ii) reimbursements or other rights pertaining to utility or utility services provided to the Land and/or Improvements and (iii) the present or future use or availability of waste water capacity, or other utility facilities to the extent same pertain to or benefit the Land and/or Improvements, including, without limitation, all reservations of or commitments or letters covering any such use in the future, whether now existing or hereafter created or acquired;

         (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;

         (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created which are held by Beneficiary pursuant to this Deed of Trust, the Cash Management Agreement of even date herewith between Grantor and Beneficiary (hereinafter, the "Cash Management Agreement") or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Rent Account, the Central


DEED OF TRUST AND SECURITY AGREEMENT - Page 2

Account and any other Accounts or Sub-Accounts (as all such terms are identified in the Cash Management Agreement);

         (H) All leases, licenses, tenancies, concessions and occupancy agreements of the Land or the Improvements now or hereafter entered into by Grantor and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits, room rentals, and revenues of any kind derived from all sources (collectively, the "Rents" or "Rents and Profits") of the Land or the Improvements, or the fixtures or equipment, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease (including, without limitation, oil, gas and mineral leases), license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities held by Grantor (the "Security Deposits") that secure performance by the tenants, lessees, licensees or guests, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow;

         (I) All contracts and agreements now or hereafter entered into by Grantor covering any part of the Land or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, personal property leases and so called "patronage" agreements, agreements relating to the collection of receivables or use of customer lists, all bookings and reservations for space within the Improvements or other information, and any contracts or documents relating to construction on any part of the Land or the Improvements (including plans, specifications, studies, drawings, surveys, tests, operating and other reports, bonds and governmental approvals) or to the management or operation of any part of the Land or the Improvements;

         (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Land or the Improvements;

         (K) All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used by Grantor in connection with or related to any part of the Land or the Improvements, specifically excluding, however, the mark "WestCoast", all names by which the Land or the Improvements may be operated or known, all rights to carry on business under such names, all telephone numbers or listings, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements) and all notes or chattel paper now or hereafter owned by Grantor and arising from or by virtue of Grantor's operations related to the Land or the Improvements and all customer lists, other lists and business information relating in any way to the Land, the Improvements or the use thereof (collectively, the "General Intangibles");

         (L) All water taps, sewer taps, certificates of occupancy, permits, special permits, uses, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter


DEED OF TRUST AND SECURITY AGREEMENT - Page 3 obtained in connection with the Land or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land or the Improvements;

         (M) All building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Land or the Improvements;

         (N) All right, title and interest of Grantor in any insurance policies or binders now or hereafter relating to the Property (whether or not such insurance was requested or required by Beneficiary), including any unearned premiums thereon;

         (O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance (whether or not such insurance was requested or required by Beneficiary) and condemnation awards; and

         (P) All other or greater rights and interests of every nature in the Land or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

         FOR THE PURPOSE OF SECURING:

         (1) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof, is hereinafter referred to as the "Note") of even date with this Deed of Trust, made by Grantor and payable to the order of Beneficiary in the original principal amount of SIX MILLION FIFTY THOUSAND AND NO/100 DOLLARS ($6,050,000.00) (the "Loan" or the "Loan Amount"), together with interest and any fees as therein provided;

         (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Deed of Trust, the Cash Management Agreement, the Assignment (as hereinafter defined) and such other agreements, documents and instruments, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid, including, without limitation, any applicable yield maintenance premiums or prepayment fees;

         (3) Any and all future or additional advances (whether or not obligatory) made by Beneficiary to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments, operating expenses or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan


DEED OF TRUST AND SECURITY AGREEMENT - Page 4

Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances) together with interest thereon at the Default Interest Rate; and

         (4) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Beneficiary and which is evidenced by a promissory note or other agreement which specifically states that it is intended to be secured by this Deed of Trust, and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof.

(All of the sums referred to in Subsections (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

         TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof for the purposes and uses herein set forth;

         PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall release this Deed of Trust and the lien hereof by proper instrument.

                                    ARTICLE I
                              COVENANTS OF GRANTOR

         For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Deed of Trust, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Grantor represents, covenants and agrees as follows:

          I.1 Warranties of Grantor. Grantor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that as of the date hereof:


                  (a) Grantor has good and marketable fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and encumber its interest in the Property in the manner and form hereby done or intended. None of the Permitted Exceptions materially interfere with the security intended to


DEED OF TRUST AND SECURITY AGREEMENT - Page 5 be provided by this Deed of Trust, the current primary use of the Property or the current ability of the Property to generate income sufficient to service the Loan. Grantor will preserve its interest in and title to the Property and will forever warrant and defend the same to Trustee and Beneficiary against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions and such matters as may be approved in writing by Beneficiary pursuant to this Deed of Trust. The foregoing warranty of title shall survive the foreclosure, exercise of any power of sale or other enforcement of this Deed of Trust (whether by power of sale or otherwise) and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Property pursuant to any foreclosure, exercise of any power of sale or otherwise;

                  (b) No bankruptcy or insolvency proceedings are pending or contemplated by Grantor or, to the best knowledge of Grantor, against Grantor or by or against any endorser, cosigner or guarantor of the Note;

                  (c) To Grantor's best knowledge, all reports, certificates, affidavits, statements and other data furnished by Grantor to Beneficiary in connection with the Loan are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

                  (d) The execution, delivery and performance of this Deed of Trust, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be taken, and are, binding and enforceable against Grantor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, certificate or articles of incorporation or other organizational documents of Grantor or any contract or agreement of any nature to which Grantor is a party or by which Grantor or any of its property may be bound and, to the best of Grantor's knowledge, do not violate or contravene any law, order, decree, rule or regulation to which Grantor is subject;

                  (e) To Grantor's best knowledge, Grantor is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any governmental authority or the agency in connection with or as a condition to the execution, delivery or performance of this Deed of Trust, the Note or the other Loan Documents which has not been so obtained or filed;

                  (f) To Grantor's best knowledge, Grantor has obtained or made all necessary (i) consents, approvals and authorizations and registrations and filings of or with all governmental authorities or agencies and (ii) consents, approvals, waivers and notifications of partners, stockholders, members, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Grantor in connection with the execution and delivery of, and the performance by Grantor of its obligations under, the Loan Documents;


DEED OF TRUST AND SECURITY AGREEMENT - Page 6

                  (g) Grantor is not an "investment company," or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                  (h) No part of the proceeds of the indebtedness secured hereby will be used by Grantor for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents;

                  (i) Grantor and, if Grantor is a partnership, any general partner of Grantor, has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments, including sales and payroll taxes, payable by Grantor and its general partners, if any. Grantor and its general partners, if any, believe that their respective tax returns properly reflect the income and taxes of Grantor and said general partners, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

                  (j) Grantor is not an "employee benefit plan," as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Grantor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

                  (k) To Grantor's best knowledge, the Land and the Improvements and the intended use thereof by Grantor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. To Grantor's best knowledge, the Land and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. To Grantor's best knowledge, the Land and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements except for such rights and restrictions which are described in the Title Insurance Policy (as hereinafter defined);

                  (l) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Land and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements reflected in the title insurance policy insuring the lien of this Deed of Trust and approved by Beneficiary (the "Title Insurance Policy");

                  (m) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Land and the Improvements have been


DEED OF TRUST AND SECURITY AGREEMENT - Page 7 completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Land and the Improvements without further condition or cost to Grantor;

                  (n) All curb cuts, driveways and traffic signals shown on the survey delivered to Beneficiary prior to the execution and delivery of this Deed of Trust are existing and, to the best knowledge of Grantor, have been fully approved by the appropriate governmental authority;

                  (o) To Grantor's best knowledge, there are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Grantor, (and any member of Grantor) or the Property which, if adversely determined, would have a material adverse effect on
(a) the Property, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Grantor, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document, or (d) the ability of Grantor to perform any obligations under any Loan Document (collectively, a "Material Adverse Effect");

                  (p) As of the date of this Deed of Trust (i) the Property is free from delinquent water charges, sewer rents, taxes and assessments, and from unrepaired damage caused by fire, flood, accident or other casualty, and (ii) no part of the Land or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Grantor's knowledge and belief, threatened or contemplated;

                  (q) Grantor possesses all franchises, patents, copyrights, trademarks, trade names, licenses (including, without limitation, liquor licenses), and permits (collectively, the "Permits") adequate for the conduct of its business substantially as now conducted or, with respect to liquor licenses, has the right to use the same in the operation of the Property pursuant to legal, valid and enforceable agreements, all fees due and payable in connection with the Permits have been paid and the Property and the conduct of Grantor's business thereof materially complies with the Permits;

                  (r) Except as set forth in the Title Insurance Policy insuring the lien of this Deed of Trust and, to Grantor's best knowledge, no improvements on adjoining properties encroach upon the Property. To Grantor's best knowledge, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition, all of the guest rooms in the Improvements are in good condition and available for regular occupancy and the lobby, restaurant and lounge facilities, meeting rooms, "back-of-the-house" areas, parking facilities and other public areas are in good condition and available for regular use. The Improvements and Grantor's operations of its business materially comply with the requirements of the Franchise Agreement (as hereinafter defined);

                  (s) Except as disclosed in writing by Grantor to Beneficiary prior to the date hereof, there are no security agreements or financing statements affecting any of the Property other than the security agreements and financing statements created in favor of Beneficiary;


DEED OF TRUST AND SECURITY AGREEMENT - Page 8

                  (t) Except as previously disclosed in Grantor's Certification Regarding Project Documents and Financial Information dated of even date herewith and delivered to Beneficiary or otherwise in writing by Grantor to Beneficiary, and other than certain incentive compensation systems designed to promote increased customer use of the Property, there is no collective bargaining agreement and other labor agreement to which Grantor or the Property, or any portion thereof, is a party or by which either is or may be bound. To Grantor's best knowledge, Grantor is not in violation of, in any material respect, any applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities;

                  (u) The Property is free and clear of any mechanics' or materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law would give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Deed of Trust, except those which are insured against by the Title Insurance Policy;

                  (v) Except as disclosed in the Title Insurance Policy, no Lease or Contract or easement, right of way, permit or declaration (collectively, "Property Agreements") provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Deed of Trust;

                  (w) Grantor has delivered to Beneficiary true, correct and complete copies of all Property Agreements and no default exists or would exist, with the passing of time, or the giving of notice, or both, under any Property Agreement which would, in the aggregate, have a Material Adverse Effect;

                  (x) To the best knowledge of Grantor, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth herein. Except as previously disclosed to Beneficiary in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property (including non-compete agreements) exists in any Property Agreement;

                  (y) All work, if any, to be performed by Grantor under each of the Property Agreements has been substantially performed, all contributions to be made by Grantor to any party to such Property Agreements have been made, and all other conditions to such party's obligations thereunder have been satisfied;

                  (z) The Land is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Property is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed, pledged, hypothecated, assigned or otherwise dealt with as an independent parcel;

                  (aa) The Land forms no part of any property owned, used or claimed by Grantor as a residence or business homestead and is not exempt from forced sale under the laws of the State in


DEED OF TRUST AND SECURITY AGREEMENT - Page 9 which the Property is located. Grantor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead and the Loan evidenced by the Loan Documents is made and transacted solely for business, investment, commercial or other similar purposes;

                  (bb) There are no outstanding options or rights of first offer or refusal to purchase all or any portion of the Property or Grantor's interest therein or ownership thereof made by Grantor and, to Grantor's best knowledge, made by any other party;

                  (cc) There are no actions, suits, proceedings or orders of record or of which Grantor has notice, and, to the best of Grantor's knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting the Property, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws. Furthermore, Grantor has not received any written claim, notice or opinion that the ownership or operation of the Property violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, to the best of Grantor's knowledge, no valid basis for any proceeding, action or claim of such nature exists;

                  (dd) The representations and warranties contained in this Deed of Trust, or the review and inquiry made on behalf of the Grantor therefor, have all been made by persons having the requisite expertise and knowledge to provide such representations and warranties. No statement or fact made by or on behalf of Grantor in this Deed of Trust or in any certificate, document or schedule furnished to Beneficiary pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading (which may be to Grantor's best knowledge where so provided herein). There is no fact presently known to Grantor which has not been disclosed to Beneficiary which would have a Material Adverse Effect; and

                  (ee) Any lease, license or occupancy agreement now in effect permits the application of insurance and condemnation proceeds as provided herein.

          I.2 Defense of Title. If, while this Deed of Trust is in force, the title to the Property or the interest of Beneficiary or Trustee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel reasonably approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest.

          I.3 Performance of Obligations. Grantor shall pay when due the principal of and the interest on the indebtedness secured hereby including all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, and shall observe, perform and discharge all obligations and conditions, and comply with all prohibitions, covenants and agreements to be


DEED OF TRUST AND SECURITY AGREEMENT - Page 10 observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms. In the event that Grantor is in default under its obligations under this Deed of Trust or under any of the other Loan Documents and the same is continuing after any applicable cure period, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, perform such obligations of Grantor and any and all costs and expenses reasonably incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          I.4 Insurance. Grantor shall, at Grantor's expense, maintain in force and effect on the Property at all times while this Deed of Trust continues in effect the following insurance:

                  (a) "All-risk" coverage insurance against loss or damage to the Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Grantor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indexes, appraisals or information as Beneficiary determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's approval.

                  (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $5,000,000.00 per occurrence, $6,000,000.00 aggregate (inclusive of umbrella coverage) or such lesser amount as Beneficiary in Beneficiary's sole discretion may accept, for bodily injury, personal injury and property damage. Beneficiary hereby retains the right to periodically review the amount of said liability insurance being maintained by Grantor and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

                  (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

                  (d) If the Land or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special


DEED OF TRUST AND SECURITY AGREEMENT - Page 11 flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

                  (e) During the period of any construction on the Land or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                  (f) Business interruption insurance in amounts sufficient to compensate Grantor for all Rents and Profits during a period of not less than one (1) year in which the Property may be damaged or destroyed.

                  (g) Law and ordinance coverage in an amount satisfactory to Beneficiary if the Property, or any part thereof, shall constitute a nonconforming use or structure under applicable zoning ordinances, sub-division and building codes or other laws, ordinances, orders and requirements.

                  (h) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Beneficiary against other insurable hazards or casualties, including, without limitation, innkeeper's liability and liquor liability, which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

         All such insurance shall (i) be issued by companies approved by Beneficiary and licensed to do business in the state where the Land is located, with a claims paying ability rating of "A+" or better by Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc., (ii) contain the complete address of the Land (or a complete legal description), (iii) be for a term of at least one (1) year, (iv) contain deductibles no greater than $12,500.00 or as otherwise required by Beneficiary, and (v) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

         Grantor shall as of the date hereof deliver to Beneficiary evidence that said insurance policies have been paid current as of the date hereof and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Beneficiary. Grantor shall renew all such insurance and deliver to Beneficiary certificates evidencing such renewals at least thirty
(30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Grantor further agrees that all such policies and any other policies covering the Property or any portion thereof, whether or not required or requested by Beneficiary, shall provide that the proceeds thereunder shall be payable to Beneficiary, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Beneficiary, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Grantor further agrees that all such insurance policies and any other policies covering the Property or any portion thereof, whether or not required


DEED OF TRUST AND SECURITY AGREEMENT - Page 12 or requested by Beneficiary: (i) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Beneficiary; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance; and (iii) shall either name Beneficiary as an additional insured or waive all rights of subrogation against Beneficiary. The delivery to Beneficiary of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Grantor to Beneficiary as further security for the indebtedness secured hereby. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust or evidence of their renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Beneficiary, together with interest thereon at the Default Interest Rate from and after the date advanced by Beneficiary until actually repaid by Grantor, promptly upon demand by Beneficiary. Any amounts so advanced by Beneficiary, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance.

          I.5 Payment of Taxes. Grantor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Deed of Trust, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Grantor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) such contest suspends the obligation to pay the tax or assessment and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account (as hereinafter defined) an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Grantor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event


DEED OF TRUST AND SECURITY AGREEMENT - Page 13 each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

          I.6 Tax and Insurance Impound Account. Grantor shall establish and maintain at all times while this Deed of Trust continues in effect an impound account (the "Impound Account") with Beneficiary for payment of real estate taxes, ad valorem taxes, personal property taxes, assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Grantor shall deposit in the Impound Account an amount determined by Beneficiary to be sufficient (when added to the monthly deposits described herein) to pay the next due annual installment of real estate taxes, ad valorem taxes, personal property taxes and assessments on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary (by distribution from the Rent Account to the Impound Account in accordance with the Cash Management Agreement), concurrently with the monthly payment due under the Note, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes, ad valorem taxes, personal property taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as reasonably estimated and determined by Beneficiary. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Beneficiary in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Grantor shall be responsible for ensuring the receipt by Beneficiary, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Beneficiary shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Beneficiary shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. No interest on funds contained in the Impound Account shall be paid by Beneficiary to Grantor and any interest or other earnings on funds deposited in the Impound Account shall be solely for the account of Beneficiary. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Beneficiary for the purposes of the Impound Account, such excess may be credited by Beneficiary on subsequent payments to be made hereunder or, at the option of Beneficiary, refunded to Grantor within ten
(10) business days after payment thereof. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Beneficiary the full amount of any such deficiency. The Impound Account shall at all times be maintained consistent with and subject to the terms of the Cash Management Agreement. Grantor and Beneficiary agree to


DEED OF TRUST AND SECURITY AGREEMENT - Page 14 the terms of this Section 1.6, notwithstanding Montana Code Annotated ("MCA") 71-1-113, and in the event the amount of funds held on deposit in the Impound Account exceed any applicable state law limitation, Grantor specifically consents and agrees to the amount of such impounds as provided for herein and acknowledges the amounts on deposit are reasonable and accepted by Grantor.

          I.7 FF&E Reserve. As additional security for the indebtedness secured hereby, Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a reserve (the "FF&E Reserve") with Beneficiary for the payment of costs and expenses incurred by Grantor in connection with capital improvements, repairs and replacements, including the performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, carpets, appliances, fixtures, elevators, and mechanical and HVAC equipment and the replacement of furnishings, fixtures and equipment in the guest rooms, hallways, lobbies, restaurants, lounges, meeting and banquet rooms, parking facilities and other public areas accessible by the public for regular use, including, without limitation, the items more particularly described and identified on Exhibit D attached hereto and by this reference made a part hereof, and such other items as Beneficiary may approve from time to time in its reasonable discretion (collectively the "Repairs"). Commencing on the first monthly payment date under the Note, and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary (by distribution from the Rent Account in accordance with the Cash Management Agreement), concurrently with and in addition to the monthly payment due under the Note, and until the Note and all other indebtedness secured hereby is fully paid and performed, a deposit to the FF&E Reserve in an amount equal to FOUR PERCENT (4%) of the annual "gross revenues", as hereinafter defined, from the Property for the prior calendar year divided by twelve (12). As used herein, "gross revenues" shall mean all Rents and Profits derived by Grantor from room sales, telephone sales, net fax sales, net vending sales, net catering sales, net guest laundry sales, and any other miscellaneous sales not including interest income, dividend income, gains on the sale of stock, bonds or other securities, or from the sale of used furniture, fixtures and equipment, or from any other passive income source. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, (i) all sums in the FF&E Reserve shall be held by Beneficiary in the FF&E Reserve to pay and/or reimburse Grantor for the costs and expenses of Repairs, and (ii) Beneficiary shall, subject to the terms of the Cash Management Agreement and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, and to the extent funds are available for such purpose in the FF&E Reserve, disburse to Grantor the amount paid or incurred by Grantor in performing such Repairs within ten (10) days following: (a) the receipt by Beneficiary of a written request from Grantor for disbursement from the FF&E Reserve and a certification by Grantor to Beneficiary that the applicable item of Repair has been completed; (b) the delivery to Beneficiary of invoices, receipts or other evidence verifying the cost of performing the Repairs; and (c) for disbursement requests (i) in excess of $20,000.00 with respect to any single Repair, or (ii) for any single Repair that is structural in nature, delivery to Beneficiary of the following documents, if applicable: (1) affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (2) a certification from an inspecting architect or other third party acceptable to


DEED OF TRUST AND SECURITY AGREEMENT - Page 15

Beneficiary describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; and (3) a new (or amended) certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Grantor that no new certificate of occupancy is required by law. Beneficiary shall not be required to make advances from the FF&E Reserve more frequently than once in any thirty (30) day period. In making any payment from the FF&E Reserve, Beneficiary shall be entitled to rely on such request from Grantor, and on any bill, statement, or estimate from any third party, without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may, at Grantor's expense (not to exceed $2,500.00 annually), make or cause to be made during the term of this Deed of Trust an annual inspection of the Property to determine the need, as determined by Beneficiary in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Beneficiary shall provide Grantor with a written description of the required Repairs and Grantor shall complete such Repairs to the reasonable satisfaction of Beneficiary within ninety (90) days after the receipt of such description from Beneficiary, or such later date as may be approved by Beneficiary in its sole discretion. Interest or other earnings on the funds contained in the FF&E Reserve shall be credited to Grantor as provided in
Section 5.28 hereof. In the event that the amounts on deposit or available in the FF&E Reserve are inadequate to pay the cost of the Repairs, Grantor shall pay the amount of such deficiency. The FF&E Reserve shall at all times otherwise be maintained consistent with and subject to the terms of the Cash Management Agreement. Grantor and Beneficiary agree to the terms of this Section 1.7, notwithstanding MCA 71-1-113, and in the event the amount of funds held on deposit in the FF&E Reserve exceed any applicable state law limitation, Grantor specifically consents and agrees to the amount of such impounds as provided for herein and acknowledges the amounts on deposit are reasonable and accepted by Grantor.

          I.8     Security Interest in Reserves.
                  -----------------------------

                  (a) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Beneficiary, and hereby grants to Beneficiary a security interest in all sums on deposit or due under this Deed of Trust and the other Loan Documents including, without limitation, (i) the Rent Account, the Central Account, the Impound Account, the FF&E Reserve, the Curtailment Reserve and any other reserve, if any, set forth on Exhibit C attached hereto and made a part hereof and all other Accounts and Sub-Accounts described or defined in the Cash Management Agreement (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts,
(iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof,
(vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents, subject to the terms of the Cash Management Agreement, to the account into which the Reserves have been deposited being held in Beneficiary's name or the name of any entity servicing the Note for Beneficiary and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such


DEED OF TRUST AND SECURITY AGREEMENT - Page 16 servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby holds Beneficiary harmless with respect to all risk of loss regarding amounts on deposit in the Reserves, except to the extent that any such loss is caused by the gross negligence or intentional misconduct of Beneficiary. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein or in the Cash Management Agreement is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon a default. If a default shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Grantor under the other Loan Documents in such manner as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.

                  (b) The Reserves are solely for the protection of Beneficiary and entail no responsibility on Beneficiary's part beyond the payment of the respective costs and expenses in accordance with the terms thereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Reserves shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. Upon full payment of the indebtedness secured hereby in accordance with its terms (or if earlier, the completion of the applicable conditions to release of each Reserve to Beneficiary's satisfaction) or at such earlier time as Beneficiary may elect, the balance in the Reserves then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

                  (c) Any amounts received by Beneficiary from Grantor may be invested by Beneficiary (or its servicer) for its benefit, and Beneficiary shall not be obligated to pay, or credit, any interest earned thereon to Grantor except as may be otherwise specifically provided in this Deed of Trust.

          I.9 Casualty and Condemnation. Grantor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting greater than $25,000.00 of the value of the Property, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof (collectively, an "Insured Event"). All insurance proceeds on the Property (whether


DEED OF TRUST AND SECURITY AGREEMENT - Page 17 or not such insurance was requested or required by Beneficiary), and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Beneficiary. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by any insurance (whether or not such insurance was requested or required by Beneficiary) or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $350,000.00. Provided no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, reasonable legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

                  (a) In the event that Beneficiary receives insurance proceeds or condemnation awards upon the occurrence of an Insured Event in an amount not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $350,000.00, (collectively, the "Threshold Amount"), Beneficiary shall, to the extent such insurance proceeds or condemnation awards are available for such purpose, advance such funds to Grantor in accordance with, and satisfaction of, the terms and conditions for disbursement set forth in Section 1.7 of this Deed of Trust.

                  (b) In the event any proceeds or awards from an Insured Event exceed the Threshold Amount but less than fifty percent (50%) of the Improvements located on the Land have been taken or destroyed, then if:

                           (1) the Property can, in Beneficiary's reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage by the earlier to occur of the following dates: (i) twelve (12) months after the receipt of insurance proceeds or condemnation awards by either Grantor or Beneficiary, and (ii) six (6) months prior to the stated maturity date of the Note, and

                           (2) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in Section 1.9(b)(1) above, and

                           (3) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which additional contributions shall at Beneficiary's option have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any reasonable costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of


DEED OF TRUST AND SECURITY AGREEMENT - Page 18 principal and interest to become due and payable under the Note during such restoration or repair, and

                           (4) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with a 1.40:1.0 debt service coverage ratio, and

                           (5) Grantor shall have delivered to Beneficiary, at Grantor's sole cost and expense, an appraisal report from an appraiser, in form and substance satisfactory to Beneficiary appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property necessary to support the loan-to-value ratio which was initially required by Beneficiary in its determination to make the Loan (i.e., 80%), and

                           (6) Such damage or destruction shall not allow the termination of any franchise agreement covering the Property, or if such termination is allowed, Grantor has obtained and delivered to Beneficiary evidence satisfactory to Beneficiary that such right to terminate has been waived by the franchisor,

                           (7) Grantor so elects by written notice delivered to Beneficiary within ten (10) days after settlement of the aforesaid insurance or condemnation claim,


then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required to facilitate such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and the form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance reasonably satisfactory to Beneficiary. Any remaining proceeds shall be applied by Beneficiary for payment of the indebtedness secured hereby in whatever order Beneficiary directs, or released to Grantor, in its absolute discretion, subject, however, to the terms of the Cash Management Agreement.

                  Any disbursement pursuant to this Section 1.9(b) of sums by Beneficiary shall, subject to Grantor's satisfaction of the provisions hereof, be in a manner to promptly facilitate the restoration or repair of the Property. In the event Grantor fails to meet the requirements of this Section 1.9(b), then Beneficiary may elect, in its absolute discretion and without regard to the adequacy of Beneficiary's security, to accelerate the maturity date of the Note and declare any and all of the indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums to the payment of the secured indebtedness in whatever order Beneficiary directs in its sole discretion, with any remainder being paid to Grantor.

                  (c) In all other cases, namely, in the event that fifty percent (50%) or more of the Improvements located on the Land have been taken or destroyed Beneficiary may elect, in

DEED OF TRUST AND SECURITY AGREEMENT - Page 19

Beneficiary's absolute discretion and without regard to the adequacy of Beneficiary's security, to (i) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the secured indebtedness in whatever order Beneficiary directs in its absolute discretion (subject to the terms of the Cash Management Agreement), with any remainder being paid to Grantor, or (ii) make insurance or condemnation proceeds available to Grantor for repair or restoration if Grantor establishes to the satisfaction of Beneficiary, in its sole discretion, that Grantor otherwise satisfies the requirements of Section 1.9(b) above. Should Beneficiary make the election described immediately above in item (ii) of this
Section 1.9(c), Grantor shall be obligated to undertake restoration and repair of the damaged Improvements consistent with the provisions of this Section 1.9.

                  (d) Any reduction in the indebtedness secured hereby resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Beneficiary, as described in the preceding sentence, shall be applied against the Note consistent with the prepayment provisions described therein for casualty or condemnation proceeds. If Grantor undertakes to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Grantor hereby irrevocably constitutes and appoints Beneficiary as the attorney-in-fact of Grantor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittance therefor.

          I.10 Mechanics' Liens. Grantor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Land or the Improvements which are performed or delivered at the direction of Grantor; provided, however, that, Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture during the pendency of such proceeding or contest. In the event Grantor shall contest any such claim or

DEED OF TRUST AND SECURITY AGREEMENT - Page 20 demand, Grantor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary's request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          I.11 Assignment of Leases and Rents. Grantor acknowledges and confirms that, as additional collateral security for the payment of the indebtedness secured hereby, and cumulative of any and all rights and remedies herein provided, it has executed and delivered to Beneficiary an Assignment of Leases and Rents of even date herewith (the "Assignment"), intending such Assignment to create a present, absolute assignment to Beneficiary of the Leases and Rents. Upon the occurrence of a default under this Deed of Trust which has not been cured within any applicable grace or cure period, Beneficiary shall be entitled to exercise any or all of the remedies provided in this Deed of Trust and in the Assignment, including, without limitation, the appointment of a receiver. The Assignment shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

          I.12    Leases and Licenses.
                  -------------------

                  (a) All leases entered into by Grantor after the date hereof (excluding, however, any standard, commercially reasonable registration card for overnight guests and any standard, commercially reasonable agreements for the use of banquet facilities or meeting rooms entered into in the ordinary course of business), shall be written on the standard form lease (without any material changes) which Beneficiary has approved or shall approve prior to the use thereof and shall be on arm's length terms consistent with the terms for similar leases in the market area of the Land or otherwise approved in writing by Beneficiary, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Land. Such leases shall also provide for Security Deposits in reasonable amounts. Grantor shall also submit to Beneficiary for Beneficiary's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease. Grantor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Upon the request of Beneficiary, Grantor shall deliver to Beneficiary a copy of each such lease, license and occupancy agreement. Grantor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13


DEED OF TRUST AND SECURITY AGREEMENT - Page 21 hereof, shall not further assign any such lease, license or occupancy agreement or any such rents. Grantor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Grantor shall not, without the prior written consent of Beneficiary, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Grantor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

                  (b) Grantor shall be entitled to enter into such discount programs or other patronage agreements without Beneficiary's prior approval so long as such programs and agreements are in accordance with industry customs and standards and otherwise reflect sound business practices.

          I.13    Alienation and Further Encumbrances.
                  -----------------------------------

                  (a) Grantor acknowledges that Beneficiary has relied upon the principals of Grantor and their experience in owning and operating properties similar to the Property in connection with the closing of the Loan. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 5.5 hereof, in the event that the Property or any part thereof or interest therein shall be sold (including any installment sales agreement), conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space or overnight guests and users of banquet or meeting facilities in the Improvements in accordance with the provisions of
Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Grantor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Beneficiary being first obtained, which consent may be withheld in Beneficiary's sole discretion, then the same shall constitute a default hereunder and Beneficiary shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Grantor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) Grantor shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, transfers or assignments of ownership interests in Grantor (or its constituent parties) may be undertaken without the consent of Beneficiary in the following circumstances:

                           (1) In the case of a Grantor which is a limited partnership, up to 49% of the limited partnership interests in Grantor shall be freely transferable so long as those

DEED OF TRUST AND SECURITY AGREEMENT - Page 22 persons responsible for the management and control of Grantor and the Property remain unchanged following such transfer.

                           (2) In the case of a Grantor which constitutes a limited liability company, up to 49% of the non-managing membership interests in Grantor shall be freely transferable so long as those persons responsible for the management and control of Grantor and the Property remain unchanged following such transfer.

                           (3) In the case of a Grantor which constitutes a corporation, up to 49% of the aggregate of the issued and outstanding capital stock of Grantor may be sold or assigned, taking into account
         (i) any prior sales or assignments, and (ii) the effective change in ownership resulting from any issuance of new shares of capital stock in Grantor or its constituent party.

                           (4) Involuntary assignments or transfers caused by the death, incompetence or dissolution of Grantor, one of its constituent parties or the owner of one of its constituent parties are permitted if: (i) Grantor is reconstituted, if required, following such death, incompetence or dissolution, and (ii) those persons responsible for the management and control of Grantor and the Property remain unchanged as a result of such death, incompetence or dissolution or any replacement management is approved by Beneficiary.

                           (5) Gifts for estate planning purposes of any individual's interests in Grantor or in any of Grantor's general partners, members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be a default under this Deed of Trust so long as Grantor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Grantor remain unchanged following such gift or any replacement management is approved by Beneficiary.

In all cases where assignment of ownership interests is allowed without the consent of Beneficiary pursuant to this Section 1.13(a), the proportionate ownership which is proposed to be transferred shall be calculated so as to take into account prior transfers or assignments. Furthermore, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) any guarantor of Grantor's obligation hereunder or under any of the other Loan Documents shall constitute a default hereunder and Beneficiary shall have the right to exercise its various remedies described hereinabove; provided, however, ownership interests in any such guarantor may be transferred in a manner consistent with the allowable transfers of ownership interests in Grantor described hereinabove.

Notwithstanding the foregoing, for so long as WestCoast Hospitality Corporation ("WHC"), a Washington corporation and the general partner of WestCoast Hospitality, Limited Partnership ("WestCoast Hospitality") (i.e., a guarantor of Grantor's obligation hereunder) remains a

DEED OF TRUST AND SECURITY AGREEMENT - Page 23 publicly-traded company the stock of such corporation shall be freely transferrable without the consent of Beneficiary. At any time that WHC ceases to be a publicly-traded company, WHC shall be subject to the limitations set forth in this Section 1.13. Furthermore, limited partnership interests in WestCoast Hospitality shall be freely transferrable without the consent of Beneficiary so long as WHC remains the sole general partner, majority owner in WestCoast Hospitality and remains responsible for the management and control of WestCoast Hospitality. The merger of WHC and WestCoast Hospitality or the transfer of assets from WestCoast Hospitality to WHC shall not require the consent of Beneficiary and shall not constitute a default under this Section 1.13 so long as prior written notice thereof is provided to Beneficiary.

                  (b) Notwithstanding the foregoing provisions of this Section 1.13, Beneficiary shall consent to a sale, conveyance or transfer of the Property in its entirety, including sale, conveyance or transfer of all of the ownership interest in Grantor (hereinafter, a "Sale") to any person or entity provided that each of the following terms and conditions are satisfied:

                           (1) No default is then continuing hereunder or under any of the other Loan Documents;

                           (2) Grantor gives Beneficiary written notice of the terms of such prospective Sale not less than thirty (30) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all reasonable information concerning the proposed transferee of the Property (hereinafter, a "Buyer") or any replacement guarantor as Beneficiary would require in evaluating an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $5,000.00 (the "Application Fee"). Beneficiary shall have the right, in its reasonable discretion, to approve or disapprove the proposed Buyer and the substitution of the replacement guarantor. In determining whether to give or withhold its approval of the proposed Buyer and replacement guarantor, Beneficiary shall consider, among other things, the Buyer's experience and track record in owning and operating facilities similar to the Property or the same of the professional management company proposed by Buyer, the Buyer's entity structure, the Buyer's financial strength, the Buyer's general business standing, the Buyer's or the proposed manager's relationships and experience with contractors, vendors, tenants, lenders and other business entities, and the proposed guarantor's financial ability to perform the obligations of the indemnity and guaranty;

                           (3) Grantor pays Beneficiary, concurrently with the closing of such Sale, a non-refundable assumption fee (the "Assumption Fee") in an amount equal to one-half of one percent (0.5%) of the then outstanding principal balance of the Note. The Application Fee shall be used to pay Beneficiary's reasonable and customary out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in connection with the Sale. Grantor's obligation to pay such out-of-pocket costs and expenses and attorneys' fees of Beneficiary in connection with such Sale shall not exceed the Application Fee;


DEED OF TRUST AND SECURITY AGREEMENT - Page 24

                           (4) The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 5.23 hereof and to perform the covenants of Grantor under the Loan Documents, and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Beneficiary may require;

                           (5) Grantor and the Buyer execute, without any cost or expense to Beneficiary, new financing statements or financing statement amendments and any additional documents reasonably requested by Beneficiary in order to perfect Beneficiary's security interest in the Property;

                           (6) Grantor delivers to Beneficiary, without any cost or expense to Beneficiary, such endorsements to Beneficiary's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Beneficiary may deem necessary at the time of the Sale, all in form and substance satisfactory to Beneficiary, including, without limitation, an endorsement or endorsements to Beneficiary's title insurance policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subsection (4) of this Section 1.13(b), with no additional exceptions added to such policy except such encumbrances previously approved in writing by Beneficiary, and insuring that fee simple title to the Property is vested in the Buyer;


                           (7) Grantor executes and delivers to Beneficiary, without any cost or expense to Beneficiary, a release of Beneficiary, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Beneficiary and shall be binding upon the Buyer;

                           (8) Subject to the provisions of Section 5.23 hereof, such Sale is not construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Grantor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of said personal liability;

                           (9) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the Loan and each such current guarantor and indemnitor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer


DEED OF TRUST AND SECURITY AGREEMENT - Page 25 approved by Beneficiary in its reasonable discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Beneficiary, a new guaranty or indemnity agreement which is in the same form and substance as the then existing guaranty and indemnity agreement or otherwise satisfactory to Beneficiary, then Beneficiary shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale;

                           (10) The Buyer shall furnish, if the Buyer is a corporation, partnership, or other entity, all documents evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which documents shall include, but not in any way be limited to, certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Beneficiary may require, shall be single purpose, single-asset "bankruptcy remote" entities, whose formation documents shall be approved by counsel to Beneficiary. An individual recommended by the Buyer and approved by Beneficiary shall serve as an Independent Director (as defined in Section 1.32(s) of this Deed of Trust) of the Buyer (if the Buyer is a corporation or a limited liability company) or the Buyer's corporate or limited liability company general partner or an independent member or, in Beneficiary's discretion, manager, of Buyer if the Buyer is a limited liability company. Unanimous consent of the board of directors (including the Independent Director) shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of any such constituent partner, member or shareholder of the Buyer (as the case may be) or of the Buyer;

                           (11) The Buyer, if required by Beneficiary, shall furnish an opinion of counsel satisfactory to Beneficiary and its counsel (i) that the Buyer's formation documents provide for the matters described in Section 1.13(b)(10) hereof, (ii) that the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Loan Documents are valid, binding and enforceable against the Buyer in accordance with their terms, (iii) that the Buyer and any entity which is a controlling stockholder, member or general partner of Buyer, have been duly organized, and are in existence and in good standing, (iv) that the assets of the Buyer will not be consolidated with the assets of any other entity (including the Buyer's general partner or managing member, if any) having an interest in, or affiliation with, the Buyer, in the event of bankruptcy or insolvency of any such entity or such general partner or managing member, and (v) with respect to such other matters, as Beneficiary may reasonably request; and

                           (12) If required under the operative documents with respect to a Secondary Market Transaction (as hereinafter defined), Beneficiary shall have received evidence in writing from the Rating Agency to the effect that the Sale will not result in a re-qualification, reduction, downgrade or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction (hereinafter defined) or, if no such rating has been issued, in


DEED OF TRUST AND SECURITY AGREEMENT - Page 26

         Beneficiary's good faith judgment, such Sale shall not have an adverse effect on the level of rating obtainable in connection with the Loan; and

                           (13) Grantor's obligations under the contract of sale pursuant to which such Sale, conveyance or transfer is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 1.13(b).

                           (14) The Buyer shall obtain the written consent of the Franchisor (hereinafter defined) to the transfer of the Property and the Franchise Agreement in favor of Franchisor to Buyer as well as a comfort letter from Franchisor substantially in the form of the comfort letter obtained in connection with the initial funding of the Note and otherwise in form and substance satisfactory to Beneficiary.

          I.14 Payment of Utilities, Assessments, Charges, Etc. Grantor shall pay when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Land and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Land and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

          I.15 Access Privileges and Inspections. Beneficiary and the agents, representatives and employees of Beneficiary shall, subject to the rights of tenants, have full and free access to the Land and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Grantor relating to the Property. Grantor shall lend assistance to all such agents, representatives and employees of Beneficiary.

          I.16 Waste; Alteration of the Property. Grantor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Grantor shall maintain the Property in good condition and repair but in any event, not less than the standard prevailing for hotels of similar age, size, construction and franchise affiliation in the metropolitan area where the Property is located. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Beneficiary, except that Grantor may remove worn-out or obsolete items of furnishings, equipment or personal property without Beneficiary's consent provided such items are replaced with items of comparable value and utility. Without the prior written consent of Beneficiary, Grantor shall not commence construction of any improvements on the Land other than improvements required for the maintenance or repair of the Property.

          I.17 Zoning/Use. Without the prior written consent of Beneficiary, Grantor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Land or the Improvements. Grantor shall comply with and make all payments required under the provisions


DEED OF TRUST AND SECURITY AGREEMENT - Page 27 of any covenants, conditions or restrictions affecting the Land or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Grantor shall keep all licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Property in full force and effect. Grantor shall operate the Property as a hotel complex for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Land or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary's prior written consent, Grantor shall not file or subject any part of the Land or the Improvements to any declaration of condominium or cooperative or convert any part of the Land or the Improvements to a condominium, cooperative or other form of multiple ownership and governance.

          I.18    Financial Statements and Books and Records.
                  ------------------------------------------

                  (a) Grantor will keep and maintain or will cause to be kept and maintained on a fiscal year basis, in accordance with the Uniform System of Accounts as revised from time to time and sufficient to permit the preparation therefrom of financial statements in accordance with generally accepted accounting principles in the United States of America ("GAAP") (or such other accounting basis reasonably acceptable to Beneficiary) consistently applied, proper and accurate books, records and accounts reflecting (i) all of the financial affairs of Grantor and (ii) all items of income and expense in connection with the operation of the Property or in connection with any services, equipment or furnishings provided in connection with the operation thereof, whether such income or expense may be realized by Grantor or by any other person whatsoever, excepting lessees unrelated to and unaffiliated with Grantor who have leased from Grantor portions of the Property for the purpose of occupying the same. Beneficiary shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Grantor or other person maintaining such books, records and accounts and to make such copies or extract thereof as Beneficiary shall desire. After the occurrence of an Event of Default, Grantor shall pay any costs and expenses incurred by Beneficiary to examine Grantor's accounting records with respect to the Property, as Beneficiary shall determine to be necessary or appropriate in the protection of Grantor's interest.

                  (b) Grantor will furnish Beneficiary annually, within ninety
(90) days following the end of each fiscal year annual balance sheets for the Property, and annual financial statements for Grantor, each principal or general partner in Grantor, and each indemnitor and guarantor under any indemnity and guaranty executed in connection with the Loan, annualized and audited by an independent certified public accountant that is acceptable to Beneficiary in accordance with GAAP (or such other accounting basis reasonably acceptable to Beneficiary) consistently applied. Together with such annual statement, Grantor shall furnish to Beneficiary an Officer's Certificate (as such term is defined in the Cash Management Agreement) certifying as of the date thereof (i) that such statement accurately represents the results of operations all in accordance with GAAP consistently applied and (ii) whether there exists an event or circumstance which constitutes, or which upon

DEED OF TRUST AND SECURITY AGREEMENT - Page 28 notice or lapse of time or both would constitute, a Default under the Note or any other Loan Document executed and delivered by Grantor, and if such event or circumstances exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

                  (c) Grantor will furnish Beneficiary monthly, within thirty
(30) business days following the end of each month, with a true, complete and correct cash flow statement (unaudited) and approved by Beneficiary with respect to the Property, together with a certification of the Manager stating that such cash flow statement is true, complete and correct.

                  (d) Grantor will furnish Beneficiary monthly, within twenty
(20) days following the end of each month, with a certification of the Manager stating that all Operating Expenses (as such term is defined in the Cash Management Agreement) with respect to the Property which had accrued as of the last day of the month preceding the delivery of the cash flow statement referred to in clause (c) above have been fully paid or otherwise reserved or provided for by the Manager (such certification or any certification furnished by a Manager pursuant to clause (c) above, a "Manager Certification").

                  (e) Grantor shall furnish to Beneficiary, within thirty (30) days after Beneficiary's request therefor, with such further detailed information with respect to the operation of the Property and the financial affairs of Grantor as may be reasonably requested by Beneficiary.

                  (f) Grantor shall furnish to Beneficiary copies of all tax returns filed by Grantor, within thirty (30) days after the date of the filing.

If any of the aforementioned materials are not furnished to Beneficiary within the applicable time periods, Grantor shall pay to Beneficiary a late fee of $250.00. Further, if any of the aforementioned materials are not furnished to Beneficiary within the applicable time periods, or there is evidence of an Event of Default hereunder or under any of the Loan Documents and Beneficiary is reasonably dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Beneficiary contained herein, Beneficiary shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Beneficiary, in which event Grantor agrees to pay, or to reimburse Beneficiary for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit. Grantor agrees that any and all materials furnished hereunder are the property of Beneficiary (and Beneficiary's servicer) and may be released and made available to such parties as Beneficiary or its servicer deems appropriate in connection with the servicing of the Loan, including any Rating Agency responsible for rating securities issued in any Secondary Market Transaction. For purposes hereof, a "Secondary Market Transaction" shall be (a) any sale or assignment of this Deed of Trust, Note and other Loan Documents to one or more investors as a whole loan, (b) a participation of the Loan to one or more investors, (c) any deposit of this Deed of Trust, Note and the other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other


DEED OF TRUST AND SECURITY AGREEMENT - Page 29 entity, or (d) any other sale, assignment or transfer of the Loan or any interest therein to one or more investors. If at any time during which the Loan is an asset of a securitization or is otherwise an asset of any rated transaction, "Rating Agency" shall mean the rating agency or rating agencies that from time to time rate the securities, certificates or other instruments issued in connection with such securitization or other transaction.

          I.19 Further Documentation. Grantor shall, on the request of Beneficiary in Beneficiary's reasonable discretion and at the expense of Grantor, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any of the other Loan Documents and promptly execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents or as may be deemed advisable by Beneficiary to protect, continue or preserve the liens and security interests hereunder, including, without limitation, security instruments, financing statements and continuation statements.

          I.20 Payment of Costs.

                  (a) Payment. Grantor shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the Loan or otherwise attributable or chargeable to Grantor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees.

                  (b) Advances to Protect Property. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Beneficiary determines that Grantor has failed to perform any of its obligations, covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which would affect Beneficiary's interest in the Property or Beneficiary's right to enforce its security therein, then Beneficiary may, at its option, with or without notice to Grantor, make any appearances, disburse or advance any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor); provided, however, Beneficiary may not for a period of thirty (30) days take the foregoing action if Grantor is contesting such action or proceeding (unless, in Beneficiary's judgment, any delay would potentially further damage the Property or Beneficiary's interest therein). Grantor agrees to pay on demand all expenses of Beneficiary reasonably incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Beneficiary incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Beneficiary, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan


DEED OF TRUST AND SECURITY AGREEMENT - Page 30

Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Beneficiary in its sole and absolute discretion. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Section 1.20(b) shall be exercisable by Beneficiary, and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended (the "Act"), Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Grantor, Beneficiary, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. This indemnity shall survive payment in full of the indebtedness secured hereby. This
Section 1.20(b) shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

          I.21 Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Grantor hereby grants to Beneficiary a security interest in all Reserves (as hereinabove defined), fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Land or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Land and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Land or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Deed of Trust. All of the Collateral shall be kept at the location of the Land except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.


DEED OF TRUST AND SECURITY AGREEMENT - Page 31

          I.22 Security Agreement. This Deed of Trust constitutes both a real property deed of trust and a "security agreement" between Grantor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Grantor hereby agrees to execute and deliver on demand such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Grantor agrees to furnish Beneficiary with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Grantor within ten (10) days of the effective date of any such change. The name, principal place of business and chief executive office of Grantor (as Debtor under any applicable Uniform Commercial Code), as of the date hereof, are:

                                    WHC820, LLC

                                    2301 Colonial Drive
                                    Helena, Montana  59601
                                    Attention:  Hotel Executive Offices

The name and address of Beneficiary (as Secured Party under any applicable Uniform Commercial Code), as of the date hereof, are:

                                    Column Financial, Inc.
                                    Eleven Madison Avenue
                                    New York, New York  10010-3629
                                    Attention:  Edmund Taylor

          I.23 Easements and Rights-of-Way. Grantor shall not grant any easement or right-of-way with respect to all or any portion of the Land or the Improvements without the prior written consent of Beneficiary. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent without charge to Grantor other than reasonable expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in the review of Grantor's request and, if applicable, in the preparation of documents relating to the subordination of this Deed of Trust to such easement or right-of-way.

          I.24 Compliance with Laws.

                  (a) Grantor shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance


DEED OF TRUST AND SECURITY AGREEMENT - Page 32 of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Grantor may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed during the pendency of such contest. Grantor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or materially increases the premium of, any insurance then in force with respect thereto.

                  (b) Grantor agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 and all other state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities ("Access Laws"). Grantor agrees to give prompt notice to Beneficiary of the receipt by Grantor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

          I.25 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the indebtedness secured hereby or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable in full, sixty (60) days from the giving of such notice.

          I.26 Grantor's Waivers. To the full extent permitted by law, Grantor agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right


DEED OF TRUST AND SECURITY AGREEMENT - Page 33 under any statute to redeem all or any part of the Property so sold. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or any other matters whatsoever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel waives, releases, relinquishes and forever forgoes: (a) all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) all right to a marshalling of the assets of Grantor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; (c) all rights and periods of redemption provided under applicable law; and (d) all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the indebtedness secured hereby to the fullest extent permitted by law and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as hereinafter defined) against the Grantor, whether acting on its own behalf or on behalf of any other party. Without limiting the generality of the foregoing, Grantor shall not (i) provide information regarding the identity of creditors or the nature of creditors' claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or
(ii) pay the legal fees or expenses of any creditor of or interest holder in Grantor with respect to any matter whatsoever.

          I.27    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
                  ------------------------------------------------

                  (A) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF MONTANA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER LEWIS AND CLARK COUNTY, MONTANA, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (IV) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY OR TRUSTEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE FULL EXTENT PERMITTED BY


DEED OF TRUST AND SECURITY AGREEMENT - Page 34

LAW, GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.4 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

                  (B) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR GRANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR GRANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

          I.28 Contractual Statute of Limitations. Grantor hereby agrees that any claim or cause of action by Grantor against Beneficiary, or any of Beneficiary's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Beneficiary or by Beneficiary's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Grantor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within three (3) years after Grantor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Beneficiary or any other person authorized to accept service of process on behalf of Beneficiary, within thirty (30) days thereafter. Grantor agrees that such three (3) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The three (3) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Beneficiary. This provision shall survive any termination of this Deed of Trust or any of the other Loan Documents.

          I.29 Management. The management of the Property shall be by either:
(a) Grantor or an entity affiliated with Grantor approved by Beneficiary for so long as Grantor or said affiliated entity is managing the Property in a first class manner, or (b) a professional property management company approved by Beneficiary (any such person or entity which manages the Property, other than Grantor, is hereinafter referred to as the "Manager"). Any such management by an affiliated entity or a


DEED OF TRUST AND SECURITY AGREEMENT - Page 35 professional property management company shall be pursuant to a written agreement approved by Beneficiary. In no event shall any Manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Beneficiary. In the event (x) of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, or (y) of a change in control (fifty percent or more) of the ownership of Manager or if Manager provides cause for termination, including, without limitation, gross negligence, willful misconduct or fraud, Beneficiary shall have the right to terminate, or direct Grantor to terminate, such management contract at any time and, in any such event of termination of the management contract, to retain, or to direct Grantor to retain, a new management agent approved by Beneficiary. Any such successor manager shall be a reputable management company having a senior executive with at least seven (7) years' experience in the management of hotel/hospitality properties in the state where the Property is located, shall be the manager of at least five (5) projects comparable to the Property and shall be reasonably acceptable to Beneficiary. Whenever the approval or consent of Beneficiary is required hereunder, such approval or consent may be conditioned, without limitation, on Beneficiary's obtaining evidence in writing from the Rating Agency to the effect that the proposed change in management company will not result in a re-qualification, reduction, downgrade or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction (hereinafter defined) or, if no such rating has been issued, in Beneficiary's good faith judgment, such change in management shall not have an adverse affect the level of rating attainable in connection with the Loan. Grantor further covenants and agrees that Grantor shall require the Manager (or any successor managers) to maintain at all times during the term of this Deed of Trust worker's compensation insurance as required by applicable governmental authorities or legal requirements.

          I.30    Hazardous Materials and Environmental Concerns.
                  ----------------------------------------------

                  (a) Grantor hereby represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief and except as otherwise disclosed in the Phase I Environmental Site Assessment Report (Project No. 21-0662A) dated April 27, 2001, prepared by EnviroBusiness, Inc. and related to the Property (the "Environmental Report"), the Property is in full compliance and has been in full compliance with, all Environmental Laws (as defined below), all as amended; (ii) to the best of Grantor's knowledge, information and belief and except as otherwise disclosed in the Environmental Report, no Hazardous Substances (as defined below) are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or Released or discharged from the Property (including soil and groundwater beneath the Property) except for those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial, administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Grantor aware of any basis for such lien, notice or action; (iv) to the best of Grantor's knowledge, information and belief and except as otherwise disclosed in the Environmental Report, there are no underground storage tanks or other underground storage receptacles used to store Hazardous Substances on the Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief,


DEED OF TRUST AND SECURITY AGREEMENT - Page 36 there does not exist any, investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Grantor know of any basis for such investigation, action, proceeding or claim;
(vi) Grantor has received no notice that, and, to the best of Grantor's knowledge and belief there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor does Grantor know of any basis for such notice or claim; and (vii) to the best of Grantor's knowledge, information and belief and except as otherwise disclosed in the Environmental Report, there are no present or past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

                  (b) Grantor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws) and in full compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants (except those substances used by tenants in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Beneficiary in its reasonable discretion or under any Environmental Law, Grantor shall maintain an Operation and Maintenance Program ("O&M Program") for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

                  (c) Grantor shall promptly notify Beneficiary if Grantor shall become aware of (i) any Release or threatened Release of Hazardous Substances at, on, under, from or affecting or threatening to affect the Property (except those substances used by Grantor or tenants in the ordinary course of their business or activities, respectively, and in compliance with all Environmental
Laws), (ii) any lien or filing of lien, action or notice affecting or threatening to affect the Property or Grantor resulting from any violation or alleged violation of Environmental Law, (iii) any investigation, inquiry or proceeding concerning Grantor or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty in this
Section incorrect in any respect if made at the time of such discovery. Further, Grantor shall timely deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except those substances used in the ordinary course of its business and in compliance with all Environmental Laws). Grantor shall, promptly and when and as required, at Grantor's sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Section
1.30 or for the remediation, of any and all


DEED OF TRUST AND SECURITY AGREEMENT - Page 37 portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws and shall further pay or cause to be paid, at no expense to Beneficiary, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Grantor fails to do so within thirty (30) days after Grantor's receipt of written notice thereof (1) Beneficiary may, but shall not be obligated to, undertake remediation at the Property or other affected property necessary to bring the Property into conformance with the terms of Environmental Laws, and (2) Grantor hereby grants to Beneficiary and its agents and employees access to the Property and a license to do all things Beneficiary shall deem necessary to bring the Property into conformance with Environmental Laws. Any and all costs and expenses reasonably incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. GRANTOR COVENANTS AND AGREES, AT GRANTOR'S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO BENEFICIARY), AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS', CONSULTANTS' AND EXPERTS' FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST BENEFICIARY OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (A) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF GRANTOR; (B) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO, AFFECTING OR THREATENING TO AFFECT THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF GRANTOR; (C) THE FAILURE BY GRANTOR TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1.30; (D) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 1.30; OR (E) THE ENFORCEMENT OF THIS SECTION 1.30, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING


DEED OF TRUST AND SECURITY AGREEMENT - Page 38

ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY. THE INDEMNITY SET FORTH IN THIS SECTION 1.30(C) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.30(C), AND ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER ARISING OUT OF OR RELATING TO INJURY OR DEATH DUE TO EXPOSURE FROM HAZARDOUS SUBSTANCES THAT MAY BE PRESENT OR RELEASED AT, ON, UNDER OR FROM THE PROPERTY. BENEFICIARY'S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF BENEFICIARY UNDER THIS DEED OF TRUST, THE NOTE AND THE OTHER LOAN DOCUMENTS.

                  (d) Upon Beneficiary's request, at any time after the occurrence of a default of this Section 1.30 or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or released or discharged from or disposed of on or around the Property (other than in the normal course of Grantor's or the tenants' business or activities, respectively, and in compliance with all Environmental Laws) or that the Grantor, any tenant or the Property may be in violation of Environmental Laws, Grantor shall provide, at Grantor's sole cost and expense, an environmental site assessment or environmental compliance audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary to determine whether there has been a Release or threatened Release of Hazardous Substances at, on, under, or from the Property onto adjoining properties and if the Property is in full compliance with Environmental Laws (including asbestos containing material or lead-based paint). If Grantor fails to provide such assessment or audit within sixty (60) days after such request, Beneficiary may order the same, and Grantor hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake such assessment or audit. The cost of such assessment or audit, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                  (e) Without limiting the foregoing, Beneficiary and its authorized representatives may, during normal business hours and at its own expense, inspect the Property and Grantor's records


DEED OF TRUST AND SECURITY AGREEMENT - Page 39 related thereto for the purpose of determining compliance with Environmental Laws and the terms and conditions of this Section 1.30.

                  (f) As used herein, the term "Release" or "Released" shall include, without limitation, any intentional or unintentional placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, discarding or abandoning of any Hazardous Substance, other than in the normal course of business or activities of Grantor or its tenants, and in compliance with all Environmental Laws.

                  (g) For purposes of this Section 1.30, the term "best knowledge, information and belief" of Grantor shall mean the conscious awareness of the directors, officers and employees of Grantor who are involved in the consummation of the Loan or the management of the Property.

                  (h) As used herein, the term "Environmental Laws" shall mean local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, remediation, human health or clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.ss.9601 et seq. and 40 CFRss.302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss.1251 et seq. and 40 CFRss.116.1 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended.

                  (i) As used herein, the term "Hazardous Substances" shall mean hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants, including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, radon, lead-based paints, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents or any other substances or materials which are included under or regulated by Environmental Laws.

          I.31    Indemnification; Subrogation.
                  ----------------------------

                  (A) GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS AGAINST: (I) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDER'S OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, (II) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, LIENS, CHARGES, ENCUMBRANCES, COSTS AND EXPENSES (INCLUDING BENEFICIARY'S ATTORNEYS' FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY UNDER ANY LEASE OR OCCUPANCY AGREEMENT, FOR ANY LOSS ARISING FROM A FAILURE OR INABILITY TO COLLECT RENTS AND PROFITS OR IN CONNECTION WITH THE


DEED OF TRUST AND SECURITY AGREEMENT - Page 40

SECURED INDEBTEDNESS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY BENEFICIARY OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS DEED OF TRUST, AND ANY DEFAULT UNDER THIS DEED OF TRUST, (III) ANY LIENS (WHETHER JUDGMENTS, MECHANICS', MATERIALMEN'S OR OTHERWISE), CHARGES AND ENCUMBRANCES FILED AGAINST THE PROPERTY, AND (IV) ANY CLAIMS AND DEMANDS FOR DAMAGES OR INJURY, INCLUDING CLAIMS FOR PROPERTY DAMAGE, PERSONAL INJURY OR WRONGFUL DEATH, ARISING OUT OF OR IN CONNECTION WITH ANY ACCIDENT OR FIRE OR OTHER CASUALTY ON THE REAL ESTATE OR THE IMPROVEMENTS OR ANY NUISANCE OR TRESPASS MADE OR SUFFERED THEREON, INCLUDING, IN ANY CASE, ATTORNEYS' FEES, COSTS AND EXPENSES AS AFORESAID, WHETHER AT PRETRIAL, TRIAL OR APPELLATE LEVEL FOR ANY CIVIL, CRIMINAL OR ADMINISTRATIVE PROCEEDINGS. SHOULD BENEFICIARY INCUR ANY LIABILITY UNDER THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE FROM THE DATE INCURRED BY BENEFICIARY UNTIL ACTUALLY PAID BY GRANTOR, SHALL BE IMMEDIATELY DUE AND PAYABLE TO BENEFICIARY BY GRANTOR ON DEMAND AND SHALL BE SECURED HEREBY AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE. HOWEVER, NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE GRANTOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS BENEFICIARY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY BY REASON OF BENEFICIARY'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. THIS INDEMNITY SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY.

                  (b) Beneficiary may engage the services of attorneys to enforce the terms of this Deed of Trust or to protect its rights hereunder, and in the event of any such engagement, Grantor shall pay Beneficiary's attorneys' fees (together with reasonable appellate counsel fees, if any), consultants' fees, experts' fees and expenses reasonably incurred by Beneficiary, whether or not an action is actually commenced against Grantor. All references to "attorneys" in this Subsection and elsewhere in this Deed of Trust shall include without limitation any attorney or law firm engaged by Beneficiary and Beneficiary's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Deed of Trust shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Beneficiary's in-house counsel.

                  (c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Beneficiary,


DEED OF TRUST AND SECURITY AGREEMENT - Page 41 its officers, employees, agents and representatives, for loss of or damage to Grantor, the Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust to the extent covered by such insurance.

          I.32 Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Grantor. Grantor represents, warrants and covenants as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Grantor:

                  (a) does not own and will not own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

                  (b) is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

                  (c) will not enter into any contract or agreement with any member, manager, general partner, principal or affiliate of Grantor or any affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's length basis with third parties other than an affiliate;

                  (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, and (ii) unsecured trade and operational debt incurred in the ordinary course of business not outstanding for more than sixty (60) days with trade creditors and in amounts as are normal and reasonable under the circumstances, but, in no event, to exceed in the aggregate four percent (4%) of the original principal balance of the Loan (including the costs described in item (iii) below); (iii) debt related to costs of furniture, fixtures and equipment, including equipment leases, not to exceed $250,000 in the aggregate; and (iv) such subordinate financing for purposes of renovating the Property, provided no such subordinate financing shall be permitted without the prior written approval of Beneficiary, and no debt whatsoever may be secured (senior, subordinate or pari passo) by the Property except for the Indebtedness and those liens that are created by operation of law;

                  (e) has not made and will not make any loans or advances to any third party (including any member, manager, general partner, principal or affiliate of Grantor, or any guarantor);

                  (f) is and will be solvent and pay its debts from its assets as the same shall become due;

                  (g) has done or caused to be done and will do all things necessary to preserve its existence and corporate, limited liability company and partnership formalities (as applicable), and will not, nor will any partner, limited or general, shareholder or member thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, certificate, articles of incorporation, by-laws, articles of organization, operating agreement or regulations in a manner


DEED OF TRUST AND SECURITY AGREEMENT - Page 42 which adversely affects Grantor's, or any such partner's, member's or shareholder's existence as a single-purpose, single-asset "bankruptcy remote" entity;

                  (h) will conduct and operate its business as presently conducted and operated;

                  (i) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners, principals and members;

                  (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Grantor, any constituent party of Grantor, any guarantor or any affiliate of any constituent party or guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks;

                  (k) will file its own tax returns except to the extent applicable law permits Grantor to file a consolidated return with its owners in which event Grantor shall be shown as a separate member of such group and such consolidated returns shall be maintained in a manner so as to account separately for Grantor's taxes, such that Grantor's separate information may be readily accessible;

                  (l) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (m) will not, nor will any member, manager, shareholder, partner, principal or affiliate, seek the dissolution or winding up, in whole or in part, of Grantor;

                  (n) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

                  (o) will not commingle the funds and other assets of Grantor with those of any member, manager, general partner, principal or affiliate or any other person;

                  (p) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                 (q) has, and any general partner or managing member of Grantor has, at all times since their respective formation, observed all legal and customary formalities regarding their respective formation and will continue to observe all legal and customary formalities;


DEED OF TRUST AND SECURITY AGREEMENT - Page 43

                  (r) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

                  (s) GRANTOR SHALL AT ALL TIMES CAUSE THERE TO BE AT LEAST ONE DULY APPOINTED MEMBER OF THE BOARD OF DIRECTORS (AN "INDEPENDENT DIRECTOR") OF THE GRANTOR REASONABLY SATISFACTORY TO BENEFICIARY WHO SHALL NOT HAVE BEEN AT THE TIME OF SUCH INDIVIDUAL'S APPOINTMENT, AND MAY NOT HAVE BEEN AT ANY TIME DURING THE PRECEDING FIVE YEARS (I) A SHAREHOLDER OF, OR AN OFFICER, DIRECTOR, ATTORNEY, COUNSEL, PARTNER OR EMPLOYEE OF, GRANTOR OR ANY OF ITS SHAREHOLDERS, SUBSIDIARIES OR AFFILIATES, (II) A CUSTOMER OF, OR SUPPLIER TO, GRANTOR OR ANY OF ITS SHAREHOLDERS, SUBSIDIARIES OR AFFILIATES, (III) A PERSON OR OTHER ENTITY CONTROLLING OR UNDER COMMON CONTROL WITH ANY SUCH SHAREHOLDER, PARTNER, SUPPLIER OR CUSTOMER, OR (IV) A MEMBER OF THE IMMEDIATE FAMILY OF ANY SUCH SHAREHOLDER, OFFICER, DIRECTOR, PARTNER, EMPLOYEE, SUPPLIER OR CUSTOMER OF ANY OTHER DIRECTOR OF GRANTOR. AS USED HEREIN, THE TERM "CONTROL" MEANS THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF A PERSON OR ENTITY, WHETHER THROUGH OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE;

                  (t) has not caused and shall not cause, as applicable, the board of directors of Grantor, the members or managers of Grantor, or the board of directors, members or managers of any general partner of Grantor to take any action which, under the terms of the organizational documents for Grantor and its general partner or manager, as applicable, requires the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors, members or manager, unless at the time of such action there shall be at least one director, member or manager, as applicable, who is an Independent Director;

                  (u) shall conduct its business so that the assumptions of fact made with respect to Grantor in that certain opinion letter dated the date hereof delivered by Riddell & Williams P.S. (the "Nonconsolidation Opinion") with respect to non-consolidation issues, delivered in connection with the execution and delivery of the Loan Documents shall be true and correct, in all material respects at all times; and

                  (v) upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. 105 or any other provision of the Act, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

          I.33 Litigation. Grantor will give prompt written notice to Beneficiary of any litigation or governmental proceedings pending or threatened (in writing) against Grantor which might have a Material Adverse Effect.


DEED OF TRUST AND SECURITY AGREEMENT - Page 44

          I.34    ERISA.

                  (a) Grantor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Beneficiary of any of its rights under the Note, this Deed of Trust or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

                  (b) Grantor further covenants and agrees to deliver to Beneficiary such certifications or other evidence from time to time throughout the term of this Deed of Trust, as requested by Beneficiary in its sole discretion, that (i) Grantor is not an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Grantor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (1) Equity interests in Grantor are publicly offered securities within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                           (2) Less than twenty-five percent (25%) of each outstanding class of equity interests in Grantor are held by "benefit plan investors" within the meaning of 29 C.F.R. Section
         2510.3-101(f)(2); or

                           (3) Grantor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under the Investment Company Act of 1940.

                  (c) GRANTOR SHALL INDEMNIFY BENEFICIARY AND DEFEND AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ALL CIVIL PENALTIES, EXCISE TAXES, OR OTHER LOSS, COST, DAMAGE AND EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE AND SETTLEMENT OF CLAIMS AND LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN BENEFICIARY'S SOLE DISCRETION) THAT BENEFICIARY MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A DEFAULT UNDER THIS SECTION 1.34. THIS INDEMNITY SHALL SURVIVE ANY TERMINATION, SATISFACTION OR FORECLOSURE OF THIS DEED OF TRUST.


          I.35    Defeasance.
                  ----------


DEED OF TRUST AND SECURITY AGREEMENT - Page 45

                  (a) Notwithstanding anything to the contrary contained in the Note, this Deed of Trust or the other Loan Documents, at any time after the second (2nd) anniversary of the date that is the "startup day," within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Code, that holds the Note and this Deed of Trust and provided (unless Beneficiary shall otherwise consent, in its sole discretion) no default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents, Grantor shall have the right to obtain the release of the Property from the lien of this Deed of Trust and the other Loan Documents (the "Defeasance") upon the satisfaction of each of the following conditions precedent:

                           (1) not less than thirty (30) days' prior written notice to the Beneficiary specifying a regular Payment Date under the Note (the "Defeasance Election Date") on which the Defeasance Deposit (hereinafter defined) is to be made;

                           (2) the remittance to the Beneficiary on the related Defeasance Election Date of interest accrued and unpaid on the outstanding principal amount of the Note to and including the Defeasance Election Date and the scheduled amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under the Note, this Deed of Trust and the other Loan Documents;

                           (3) the irrevocable deposit with the Beneficiary of an amount (the "Defeasance Deposit") of U.S. Government Securities (hereinafter defined), which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Beneficiary, to pay and discharge the Scheduled Defeasance Payments (hereinafter defined);

                           (4) the delivery on or prior to the Defeasance Election Date to the Beneficiary of:

                                    (A) a security agreement, in form and
                  substance satisfactory to the Beneficiary, creating a first priority lien on the Defeasance Deposit (the "Defeasance Security Agreement"), which Defeasance Security Agreement shall be included within the definition of "Deed of Trust" for purposes of each Loan Document from and after the date of its execution;

                                    (B) a release of the Property from this Deed
                  of Trust, the Assignment and any UCC Financing Statements relating thereto (for execution by the Beneficiary) in a form appropriate for cancellation of such documents in the jurisdiction in which the Property is located and termination of the Cash Management Agreement;


DEED OF TRUST AND SECURITY AGREEMENT - Page 46

                                    (C) certificate of an authorized
                  representative of Grantor certifying that the requirements set forth in this subparagraph (a) have been satisfied;

                                    (D) an opinion of counsel for Grantor in
                  form and substance satisfactory to the Beneficiary to the effect that the Beneficiary has a perfected first priority security interest in the Defeasance Deposit;

                                    (E) an opinion of counsel for Beneficiary,
                  prepared and delivered by the servicer at Grantor's reasonable expense, stating that any trust formed as a REMIC in connection with any Secondary Market Transaction will not fail to maintain its status as a REMIC as a result of such Defeasance;

                                    (F) evidence in writing from the applicable
                  Rating Agencies to the effect that the collateral substitution will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance for any securities issued in connection with the Secondary Market Transaction which are then outstanding; and

                                    (G) such other certificates, documents or
                  instruments as Beneficiary may reasonably request;

                           (5) the payment by Grantor to Beneficiary of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or anticipated to be incurred by Beneficiary in connection with the release of the Property from the lien of this Deed of Trust and the other Loan Documents pursuant to this Section 1.35 including, without limitation, Beneficiary's determination of whether Grantor has satisfied all of the related conditions and requirements set forth in this Section 1.35.

                  (b) Upon compliance with the requirements of subparagraph (a) above, the Property shall be released from the lien of this Deed of Trust, the Assignment and any UCC Financing Statements related thereto, the obligations hereunder and under the other Loan Documents with respect to the Property shall no longer be applicable and the Defeasance Deposit shall be the sole source of collateral securing the Note. Beneficiary shall apply the Defeasance Deposit and the payments received therefrom to the payment of all scheduled principal and interest payments (the "Scheduled Defeasance Payments") due on all successive Payment Dates under the Note after the Defeasance Election Date including the payment due on the Maturity Date (as defined in the Note). Grantor, pursuant to the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Beneficiary and applied to satisfy the obligations of Grantor under the Note. In connection with such release, if Grantor shall continue to own any assets other than the Defeasance Deposit, Grantor shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Beneficiary (the


DEED OF TRUST AND SECURITY AGREEMENT - Page 47

"Successor Trustor"), with respect to which a nonconsolidation opinion satisfactory in form and substance to Beneficiary has been delivered to Beneficiary (if such nonconsolidation opinion was required of Grantor in connection with the origination of the indebtedness secured hereby) in which case Grantor shall transfer and assign to the Successor Trustor all obligations, rights and duties under the Note and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Trustor shall assume the obligations of Grantor under the Note and the Defeasance Security Agreement, and Grantor shall be relieved of its obligations hereunder and thereunder. Grantor shall pay One Thousand and No/100 Dollars ($1,000.00) to the Successor Trustor as consideration for assuming such Grantor obligations.

                  (c) As used herein, the term "U.S. Government Securities" shall mean securities that are direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged.

                  (d) Notwithstanding the provisions of clauses (a)-(c) above, if at any time following the third (3rd) anniversary of the First P&I Date (as defined in the Note) Grantor delivers to Beneficiary a written notice pursuant to Section 1.35(a)(i) above specifying a Defeasance Election Date, and, if as a result of delays by Beneficiary in including the Loan in a Secondary Market Transaction, Grantor is unable due to REMIC restrictions to exercise its right to Defeasance on the specified Defeasance Election Date, then Grantor may prepay the Note on the specified Defeasance Election Date, in accordance with Section 1.2(e) of the Note. Any such permitted prepayment made on or prior to the Lockout Expiration Date (as defined in the Note) shall be accompanied with payment of Required Yield Maintenance.

          I.36 Franchise Agreement. Grantor shall comply with all terms and provisions of that certain Franchise Agreement ("Franchise Agreement"), dated May 15, 2001, between Grantor and WestCoast Hotels, Inc. (the "Franchisor") relating to the Property, a copy of which has been delivered to Beneficiary, and shall keep the Franchise Agreement in full force and effect so long as any portion of the secured indebtedness remains outstanding. Grantor shall promptly provide Beneficiary with full and complete copies of all notices of default and other correspondence received by Grantor pursuant to such Franchise Agreement which relates to the performance of Grantor under such Franchise Agreement, including, without limitation, all franchise inspections (quality assurance reports). Notwithstanding anything in this Section to the contrary, Grantor shall have the right to replace the Franchisor by executing a new franchise agreement with another franchisor, which agreement and franchisor must be reasonably acceptable to Beneficiary.

          I.37 Personal Property Leases. Grantor has leased certain personal property pursuant to leases (the "Personal Property Leases"), copies of which Grantor has delivered or shall immediately deliver to Beneficiary. Grantor shall comply with all terms and provisions of the Personal Property Leases and shall keep the Personal Property Leases in full force and effect (except for worn out or obsolete items replaced by Grantor) so long as any portion of the secured indebtedness remains outstanding.


DEED OF TRUST AND SECURITY AGREEMENT - Page 48

                                   ARTICLE II
                                EVENTS OF DEFAULT

          II.1 Events of Default. The occurrence of any of the following events shall be a default hereunder:

                  (a) Grantor fails to make (i) any payment under the Note when due, or (ii) any regularly scheduled monthly deposit into a Reserve under this Deed of Trust or any of the other Loan Documents when due.

                  (b) Grantor fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Beneficiary and such failure continues for five (5) days after written notice is provided to Grantor thereof; provided, however, no such notice, opportunity to cure or grace period shall be applicable with respect to the sums described in this Section 2.1(a).

                  (c) Grantor fails to provide insurance as required by Section
1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.16 or Section 1.30, provided, however, the cancellation of any such insurance due to Beneficiary's failure to pay the premium thereof in accordance with Section 1.6 hereof shall not be an event of default hereunder.

                  (d) Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein, other than those otherwise described in this Section 2.1, and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Grantor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days.

                  (e) Any representation or warranty made herein, in or in connection with any application or commitment relating to the Loan, or in any of the other Loan Documents to Beneficiary by Grantor, by any principal, managing member or general partner in Grantor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan is determined by Beneficiary to have been false or misleading in any material respect at the time made and, to the extent such default is susceptible of being cured, the continuance of such default for thirty (30) days after written notice thereof from Beneficiary to Grantor.

                  (f) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further


DEED OF TRUST AND SECURITY AGREEMENT - Page 49 encumbrancing of the Property, Grantor or its owners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

                  (g) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

                  (h) Grantor, any principal, general partner or managing member in Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan becomes insolvent, or shall make a transfer in fraud of Beneficiary or other creditors, or shall make an assignment for the benefit of creditors other than Beneficiary, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal, general partner or managing member of Grantor or for any such indemnitor or guarantor or for a substantial part of the assets of Grantor, of any such principal, general partner or managing member of Grantor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

                  (i) A petition ("Petition") is filed or any case, proceeding or other action is commenced against Grantor, against any principal, general partner or managing member of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Grantor, against any principal, general partner or managing member of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Grantor, of any such principal, general partner or managing member of Grantor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal, general partner or managing member of Grantor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Grantor, of any such principal, general partner or managing member of Grantor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

                  (j) Grantor solicits or aids the solicitation of the filing of any Petition against Grantor including, without limitation: (i) providing information regarding the identity of creditors or the nature of creditors' claims to any third party in connection with the filing of a Petition unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency, or (ii) paying the legal fees or expenses of any creditor of or interest holder in Grantor in connection with the filing of a Petition.



DEED OF TRUST AND SECURITY AGREEMENT - Page 50

                  (k) The Property or any material part thereof shall be taken on execution or other process of law in any action against Grantor and, to the extent such default is susceptible of being cured, the continuance of such default for thirty (30) days after written notice thereof from Beneficiary to Grantor.

                  (l) Grantor abandons all or a material portion of the Property.

                  (m) The holder of any lien or security interest on the Property (without implying the consent of Beneficiary to the existence or creation of any such lien or security interest), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder and, to the extent such default is susceptible of being cured, the continuance of such default for thirty (30) days after written notice thereof from Beneficiary to Grantor.

                  (n) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Beneficiary reasonably determines that it is not adequately protected from any loss, damage or risk associated therewith and, to the extent such default is susceptible of being cured, the continuance of such default for thirty (30) days after written notice thereof from Beneficiary to Grantor.

                  (o) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, its managing members or WHC.

                  (p) Any franchise agreement or management agreement affecting the Property is terminated and is not replaced with a franchise agreement or management agreement, as applicable, reasonably acceptable to Beneficiary within sixty (60) days of such termination.

                  (q) Any liquor license relating to the Property, if any, ceases to be in full force and effect, and such liquor license is not restored within sixty (60) days thereof, except with Beneficiary's prior written consent.

                  (r) If any of the facts forming the basis of the assumptions set forth in the Nonconsolidation Opinion, shall no longer be true and correct in all material respects and, to the extent such default is susceptible of being cured, the continuance of such default for thirty (30) days after written notice thereof from Beneficiary to Grantor.

                                   ARTICLE III
                                    REMEDIES

          III.1 Remedies Available. If there shall occur a default under this Deed of Trust, and such default has not been cured within any applicable grace or cure period or later accepted by Lender,


DEED OF TRUST AND SECURITY AGREEMENT - Page 51 then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

                  (a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

                  (b) Entry on the Property. Without in any way curing or waiving any default of Grantor, either in person or by agent or by court-appointed receiver, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of the Trustee, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary's judgment to complete any unfinished construction on the Land, to preserve and/or enhance the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof, and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                  (c) Collect Rents and Profits. With or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, all in such order as Beneficiary in its discretion may determine.

                  (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application, ex-parte, to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Grantor or any person or persons liable for the payment of the indebtedness secured hereby, and Grantor hereby irrevocably consents to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary


DEED OF TRUST AND SECURITY AGREEMENT - Page 52 may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions of this Deed of Trust or the Assignment. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

                  (e) Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions or any of the indebtedness secured hereby, pursuant to the applicable Montana state law, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

                           (1) Should Beneficiary have elected to accelerate the indebtedness secured hereby, Beneficiary may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale in compliance with applicable Statute (MCA 71-1-301 et. seq.)

                           (2) Should Beneficiary have not elected to accelerate the indebtedness secured hereby, Beneficiary may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Deed of Trust due, and provided that if said sale is made because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

                           (3) In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys' fees and costs, shall be paid by Grantor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate, any prepayment charge, fee or premium


DEED OF TRUST AND SECURITY AGREEMENT - Page 53 required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys' fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder.

                  (f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Beneficiary, or Trustee, upon written request of Beneficiary, to enforce the payment of the indebtedness secured hereby or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Beneficiary or its assigns may become the purchaser of the Property. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

                  (g) Security Agreement Remedies. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If notice is required by law, Beneficiary shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section 3.1(g) shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to any applicable Uniform Commercial Code:

                  (1) In the event of a foreclosure sale, the Property may, at the option of Beneficiary, be sold as a whole; and

                  (2) It shall not be necessary that Beneficiary take possession of the aforementioned Collateral (as defined in Section 1.21 herein), or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and


DEED OF TRUST AND SECURITY AGREEMENT - Page 54

                  (3) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.


                  (h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

          III.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

                  (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's right and remedies hereunder and under the other Loan Documents, including, but not limited to, a reasonable fee to the Trustee, receivers' fees, court costs, attorneys', accountants', appraisers', auctioneers', managers' and other professional fees, title charges and transfer taxes and payment of all expenses, liabilities and advances of Trustee.

                  (b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

                  (c) To payment of the secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate for any applicable period and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

                  (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

          III.3 Right and Authority of Receiver or Beneficiary in the Event of Default; Power of Attorney. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary's or the receiver's sole discretion, all at Grantor's expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) manage and operate the Property; (d) preserve and maintain the Property; (e) make repairs and alterations to the Property; (f) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem


DEED OF TRUST AND SECURITY AGREEMENT - Page 55 appropriate or desirable to place the Property in such condition as will, in Beneficiary's sole discretion, make it or any part thereof readily marketable or rentable; (g) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (h) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (i) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Grantor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (j) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (k) collect and receive the Rents and Profits from the Property; (l) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (m) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Grantor or Beneficiary; (n) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (o) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (p) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (q) do any acts which are necessary to protect the security hereof and use such measures, legal or equitable, reasonably necessary to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any lease, contract, concession, license or other agreement to Beneficiary without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Grantor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Grantor, shall be a demand obligation owing by Grantor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the secured indebtedness.


DEED OF TRUST AND SECURITY AGREEMENT - Page 56

          III.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Grantor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant or Grantor fails to surrender possession of the Property upon the termination of such tenancy and following proper notice as may be required by applicable law, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Land is located.

          III.5 Notice to Account Debtors. Beneficiary may, at any time after a default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Grantor included in the Property to pay Beneficiary directly. Grantor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

          III.6 Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any default hereunder. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

          III.7 Payment of Expenses. Grantor shall pay on demand all of Beneficiary's expenses reasonably incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, including those incurred at trial, on appeal and on petition for review, in arbitration and mediation proceedings and in connection with negotiation, compromise or settlement of the secured or unsecured obligations and any proceedings for relief in bankruptcy, foreclosure costs and the costs of searching records, obtaining title reports, surveyors' reports, engineering and environmental reports, attorneys' opinions, title insurance policies, appraisals, expert witness fees and fees for the trustee under the deed of trust, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Grantor at the Default


DEED OF TRUST AND SECURITY AGREEMENT - Page 57

Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                                   ARTICLE IV
                             CONCERNING THE TRUSTEE

          IV.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

          IV.2 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties, except for liabilities arising from Trustee's gross negligence or willful misconduct.


DEED OF TRUST AND SECURITY AGREEMENT - Page 58

          IV.3 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

          IV.4 Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

          IV.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

          IV.6 Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

          IV.7 No Representation by Trustee. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee (on its own behalf or on behalf of


DEED OF TRUST AND SECURITY AGREEMENT - Page 59

Beneficiary) pursuant to the Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee, either on its own behalf or on behalf of Beneficiary.

                                    ARTICLE V
                       MISCELLANEOUS TERMS AND CONDITIONS

          V.1 Time of Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

          V.2 Release of Deed of Trust. If and when Grantor has paid all of the secured indebtedness as the same becomes due and payable, or there is a Defeasance regarding the lien of this Deed of Trust in accordance with, and in satisfaction of, the provisions of Section 1.35 of this Deed of Trust, then, and in such event only, all rights under this Deed of Trust shall terminate, except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Beneficiary in due form at Grantor's cost. Grantor shall be responsible for the recordation of such release and payment of any recordation costs associated therewith.

          V.3 Certain Rights of Beneficiary. Without affecting Grantor's liability for the payment of any of the indebtedness secured hereby, Beneficiary may from time to time and without notice to Grantor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

          V.4 Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished hereunder or as required by law ("Notices") shall be in writing and shall be given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by telecopy transmission (other than for notices of default) with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a)-(c) above, in each case, addressed to the party intended to receive the same at the following address(es):

          Beneficiary:               Column Financial, Inc.
                                     Eleven Madison Avenue
                                     New York, New York  10010-3629


DEED OF TRUST AND SECURITY AGREEMENT - Page 60

                                     Attention: Edmund Taylor
                                     Telecopier:  (212) 325-8106
                                     Re:      Westcoast Colonial Hotel,
                                              Helena, Montana
                                              Loan Amount:  $6,050,000.00

          with copies to:   Credit Suisse First Boston Mortgage Capital LLC
                                     Legal & Compliance Department
                                     One Madison Avenue
                                     New York, New York  10010
                                     Attention:  Pamela L. McCormack, Esq.
                                     Telecopier:  (917) 326-7805
                                     Re:      Westcoast Colonial Hotel,
                                               Helena, Montana
                                               Loan Amount:  $6,050,000.00

          Servicer:                  ORIX Real Estate Capital Markets, LLC
                                     1717 Main Street
                                     12th Floor
                                     Dallas, Texas 75201
                                     Attention:        Wesley Wolf
                                     Telecopier:       (214) 237-2046
                                     or any successor servicer of the Loan.
                                     Re:      Westcoast Colonial Hotel,
                                              Helena, Montana
                                              Loan Amount:  $6,050,000.00

          Grantor:                   WHC820, LLC
                                     2301 Colonial Drive
                                     Helena, Montana  59601
                                     Attention:  Hotel Executive Offices
                                     Telecopier:       (509) 325-7324


DEED OF TRUST AND SECURITY AGREEMENT - Page 61

          With a copy to:            WestCoast Hospitality Corporation
                                     WHC Building
                                     201 West North River Drive
                                     Suite 100
                                     Spokane, WA  99201
                                     Attention:  Chief Financial Officer
                                     Telecopier:  (509) 325-7324

          with a copy to:            Riddell Williams P.S.
                                     1001 4th Avenue Plaza
                                     Suite 4500
                                     Seattle, Washington 98154
                                     Attention:  Bruce Bjerke, Esq.
                                     Telecopier:  (206) 389-1708

         Any party may change the address to which any such Notice is to be delivered to any other address within the United States of America, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 5.4. All notices, demands and requests shall be effective upon personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. The inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, notice from Beneficiary may also be given by the Servicer.

          V.5 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest in and to all or any part of the Property, and shall inure to the benefit of Beneficiary and its successors and assigns and shall constitute covenants running with the land. If Grantor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Grantor.

          V.6 Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

          V.7 Gender. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.


DEED OF TRUST AND SECURITY AGREEMENT - Page 62

          V.8 Waiver; Discontinuance of Proceedings. Beneficiary may waive any single default by Grantor hereunder without waiving any other prior or subsequent default, and may remedy any default by Grantor hereunder without waiving the default remedied. Neither the failure or delay by Beneficiary in exercising, any right, power or remedy upon any default by Grantor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

          V.9 Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

          V.10 GOVERNING LAW. THIS DEED OF TRUST WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MONTANA, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING; AND PROVIDED FURTHER THAT THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN PROPERTY LOCATED IN SUCH STATE.

          V.11 Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Land is located, the period shall be deemed to end on the next succeeding business day. The term "business day" or "Business Day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

          V.12 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Beneficiary at Grantor's request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.



DEED OF TRUST AND SECURITY AGREEMENT - Page 63

          V.13 Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

          V.14 Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

          V.15 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (if applicable pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

          V.16 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

          V.17 No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Property.

          V.18 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior deed of trust or mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, to extend the maturity date of the indebtedness secured hereby, to increase the amount of the indebtedness secured hereby, to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

          V.19 Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals, members or general partners in Grantor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.


DEED OF TRUST AND SECURITY AGREEMENT - Page 64

          V.20 After-Acquired Property. All property acquired by Grantor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further deed, grant, encumbrance, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust.

          V.21 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

          V.22 Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

          V.23 Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Grantor and its members or general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.5 of the Note; provided, however, that nothing herein shall be deemed to be a waiver of any right which Beneficiary or Trustee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Beneficiary in accordance with the Note, this Deed of Trust and the other Loan Documents.

          V.24 Recording and Filing. Grantor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

          V.25 Entire Agreement and Modifications. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties and supersede any prior agreements (oral or written), and may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.

          V.26 Maximum Interest. The provisions of this Deed of Trust and of all agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or


DEED OF TRUST AND SECURITY AGREEMENT - Page 65 oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest") to Beneficiary for the use, forbearance or detention of the money loaned under the Note exceed the maximum amount permissible under applicable law, including as may be applicable under MCA 31-1-107 et.seq. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Beneficiary be paid over to Grantor, and not to the payment of Interest. All Interest (including any amounts or payments judicially or otherwise under law deemed to be Interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions and renewals thereof until payment in full of the principal balance of the Note so that the Interest thereon for such full term will not exceed at any time the maximum amount permitted by applicable law. This Section will control all agreements between Grantor and Beneficiary.

          V.27 Application of Default Interest Rate Not a Waiver. Application of the Default Interest Rate shall not be deemed to constitute a waiver of any default or any rights or remedies of Beneficiary under this Deed of Trust, any other Loan Document or applicable legal requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Interest Rate may be invoked.

          V.28 Interest Payable by Beneficiary. Beneficiary shall cause funds in the Curtailment Reserve and the FF&E Reserve (the "Funds") to be deposited into interest bearing accounts of the type customarily maintained by Beneficiary or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. The Funds shall be held in an account in Beneficiary's name (or such other account name as Beneficiary may elect) at a financial institution or other depository selected by Beneficiary (or its servicer) in its sole discretion (collectively, the "Depository Institution"). Grantor shall earn no more than an amount of interest on the Funds equal to an amount determined by applying to the average monthly balance of such Funds the quoted interest rate for the Depository Institution's money market savings account, as such rate is determined from time to time (such allocated amount being referred to as "Grantor's Interest"). Beneficiary or its Depository Institution shall be entitled to report under Grantor's Federal tax identification number, the Grantor's Interest on the Funds. If the Depository Institution does not have an established money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of such Funds), a comparable interest rate quoted by the Depository Institution and acceptable to Beneficiary (or its servicer) in its reasonable discretion shall be used. The amount of Grantor's Interest allocated to Funds shall be added to the balance in



DEED OF TRUST AND SECURITY AGREEMENT - Page 66 the Curtailment Reserve and the FF&E Reserve and shall be disbursed for payment of the items for which other Funds in the Curtailment Reserve and the FF&E Reserve are to be disbursed.

          V.29 Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit C attached hereto, if any, shall be a part of this Deed of Trust and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Deed of Trust, be deemed to control.

          V.30 Relationship of the Parties. The relationship between Grantor and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

          V.31 Fixture Filing. This Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. The mailing address of Grantor and the address of Beneficiary from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

          V.32 Sale of Notes and Securitization. At the request of the holder of the Note and, to the extent not already required to be provided by Grantor under this Deed of Trust, Grantor shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transaction of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and this Deed of Trust, including, without limitation, to:

                  (a) (i) provide such financial and other information with respect to the Property, the Grantor and the Manager, (ii) provide budgets relating to the Property; (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Secondary Market Transaction; and (iv) make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Property, Grantor and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents (collectively, the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to the Beneficiary and the Rating Agencies;

                  (b) at Beneficiary's expense, cause its counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion


DEED OF TRUST AND SECURITY AGREEMENT - Page 67 customary in securitization transactions with respect to the Property and Grantor and its affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies; and

                  (c) execute such amendments to the Loan Documents and organizational documents, enter into a lockbox or similar arrangement with respect to the Rents and establish and fund such reserve funds (including, without limitation, reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Secondary Market Transaction; provided, however, that the Grantor shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or
(ii) modify or amend any other material economic term of the Loan.

                  All reasonable third party costs and expenses incurred by Beneficiary in connection with Grantor's complying with requests made under this Section shall be paid by Beneficiary.

                  In the event that the provisions of this Deed of Trust or any of the other Loan Documents require the receipt of written confirmation from each Rating Agency with respect to the ratings on the Securities, or, in accordance with the terms of the transaction documents relating to a Secondary Market Transaction, such a rating confirmation is required in order for the consent of the Beneficiary to be given, Beneficiary shall pay all of the costs and expenses of the Beneficiary, Servicer and each Rating Agency in connection therewith, and, if applicable, shall pay any fees imposed by any Rating Agency as a condition to the delivery of such confirmation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


DEED OF TRUST AND SECURITY AGREEMENT - Page 68

         IN WITNESS WHEREOF, Grantor, intending to be legally bound hereby, has duly executed this Deed of Trust to be effective as of the date set forth in the first paragraph hereof.

                                        GRANTOR:

                                        WHC820, LLC,

                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                           Name:     Richard L. Barbieri
                                           Title:    Senior Vice President



DEED OF TRUST AND SECURITY AGREEMENT - SIGNATURE PAGE

STATE OF WASHINGTON               ss.
                                  ss.
COUNTY OF SPOKANE                 ss.

         This instrument was ACKNOWLEDGED before me on September _____, 2001 by RICHARD L. BARBIERI, the Senior Vice President of WHC820, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]
                                       -----------------------------------------
                                       Notary Public, State of Washington

My Commission Expires:
                                       -----------------------------------------
                                       Printed Name of Notary Public
--------------------------

EXHIBIT LIST

Exhibit A     -   Legal Description
Exhibit B     -   Permitted Exceptions
Exhibit C     -   Additional Stipulations






DEED OF TRUST AND SECURITY AGREEMENT - ACKNOWLEDGMENT PAGE

                                    EXHIBIT A

                                Legal Description







EXHIBIT A, Legal Description - Solo Page

                                    EXHIBIT B

                              Permitted Exceptions





EXHIBIT B, Permitted Exceptions - Solo Page


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                                    EXHIBIT C

                             Additional Stipulations

C-1 Cash Management Stipulations. Grantor has executed and delivered to Beneficiary the Cash Management Agreement which, among other things, and in the instances described therein, provides for the disposition of Rents and Profits from the Property. The Reserves shall be subject to both this Deed of Trust, the Cash Management Agreement and the other Loan Documents. All references in this Deed of Trust to the Impound Account and to the other Reserves shall be deemed to refer to the Sub-Account of the Central Account (as defined in the Cash Management Agreement) into which the proceeds of each such Reserve have been deposited pursuant to the Cash Management Agreement. All payments from Grantor to Beneficiary with respect to Reserves shall be made by disbursement from the Rent Account or as otherwise provided in the Cash Management Agreement.

C-2 Extensions. At the request of Grantor, which request must be made at least one hundred eighty (180) days prior to the stated maturity date of the Note, Beneficiary shall have the option, in its sole discretion, to extend the maturity date of the Note to the date which is one hundred eighty
      (180) days after such maturity date prior to such extension; provided, however, in no event shall the maturity date of the Note be extended beyond the date which is the second (2nd) anniversary of the original stated maturity date of the Note. In the event that a Curtailment Period (as defined in the Cash Management Agreement) shall be in effect, Grantor shall automatically be deemed to have made a request for extension pursuant to this Section by the applicable deadline for such request.

C-3 Renovation Reserve. Prior to the execution of this Deed of Trust, Beneficiary has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Grantor has established with Beneficiary a reserve in the amount of $64,220.00 (the "Renovation Reserve") by depositing such amount with Beneficiary. Grantor shall cause the roof of the improvements on the Property to be repaired and replaced (such items, the "Renovation Work") as described in that certain engineering report (the "Engineering Report") dated April 30, 2001, and prepared by EBI Consultants, relative to the Property copies of which have been provided to, and receipt of which is hereby acknowledged by, Grantor to be completed and performed to the satisfaction of Beneficiary and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before twelve (12) months from the effective date hereof, as such time period may be extended by Beneficiary in its sole discretion. If the Renovation Work is not completed or if the funds are not completely drawn down within such (12) twelve months, Beneficiary may, in its sole discretion, apply the balance remaining in the Renovation Reserve to pay down the Loan, or extend the deadline for completion of such additional period as Beneficiary deems appropriate.

      So long as no default hereunder or under the Loan Documents has occurred and is continuing (i) all sums in the Renovation Reserve shall be held by Beneficiary in the Renovation Reserve to pay the costs and expenses of completing the Renovation Work and (ii) Beneficiary shall, provided each item of Renovation Work has been completed in accordance with the Renovation Budget and to the extent funds are available for such purpose in the Renovation Reserve and no more frequently that once in any thirty
      (30) day period, disburse to Grantor the amount paid or incurred by Grantor in completing and performing the Renovation Work; provided, however, (a) the minimum draw request hereunder shall be $20,000.00, (b) Beneficiary shall receive a written request from Grantor for disbursement from the Renovation Reserve which shall include a certification by Grantor that the applicable item of Renovation Work has been completed in accordance with the terms of this Deed of Trust (in no event shall the draw requested for this repair exceed the amount held in the Renovation Reserve), and (c) Beneficiary shall receive invoices, receipts or other evidence satisfactory to Beneficiary verifying the costs of the Renovation Work to be reimbursed. Only actual third party labor and material costs will be reimbursed. Administrative, overhead, general contractor fees, etc. are not to be included in the Renovation Budget and will not be reimbursed. Draw requests in excess of $50,000.00 shall include, in addition to the items specified in (b) and (c) above, affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property.

      Whenever the total draw requests in the aggregate exceed $50,000.00, Grantor shall additionally deliver to Beneficiary (i) a certification from a consultant reasonably acceptable to Beneficiary describing the completed work, verifying the completion


EXHIBIT C, Additional Stipulations - Page 1

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      of work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances, rules and regulations relating to the Renovation Work so performed, and (ii) a downdate title insurance endorsement showing no intervening liens of record and, if available, affirmative mechanics lien coverage. Items (i) and (ii) shall be provided each time whenever the draw requests in the aggregate exceed $50,000.00 since the last time such items were provided.

      The disbursement of the last twenty percent (20%) of the funds in the Renovation Reserve shall be conditioned on (a) Grantor's satisfaction of all other draw requirements under this Section C-3 including, without limitation, Grantor's provision of invoices and other evidence that Grantor has incurred costs equal to the amount required, (b) completion of the Renovation Work as evidenced by a third party inspection acceptable to Beneficiary, including delivery of the following: (1) a final certificate of occupancy from the appropriate building authority; (2) a final inspector's (or other third party acceptable to Beneficiary) certificate certifying that the Renovation Work has been completed in accordance with the plans and specifications; (3) final lien waivers from all contractors and subcontractors supplying work or materials in excess of $25,000.00;
      (4) an affidavit from Grantor stating that all contractors have been paid in full and an affidavit from each contractor stating that all subcontractors have been paid in full; and (5) a downdate title insurance endorsement for each draw request showing no intervening liens of record and, if available, affirmative mechanics lien coverage.

      Beneficiary shall not be required to make advances from the Renovation Reserve more frequently than one time in any calendar month. In making any payment from the Renovation Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Any interest or other earnings on funds deposited into the Renovation Reserve shall be held solely for the account of Beneficiary. In the event that the amounts on deposit or available in the Renovation Reserve are inadequate to pay the costs of the Renovation Work, Grantor shall pay the amount of such deficiency. In the event that any amounts remain on deposit in the Renovation Reserve after Grantor is properly reimbursed out of the Renovation Reserve for the amount paid or incurred by Grantor in completing, or performing the Renovation Work to the satisfaction of Beneficiary in its sole and reasonable discretion and otherwise in accordance with the terms of this Exhibit C-3, Beneficiary shall disburse the remaining funds to Grantor minus any applicable interest which shall be solely for the account of Beneficiary.


EXHIBIT C, Additional Stipulations - Page 2


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                                    EXHIBIT D

                                  FF&E Repairs

ROOM INTERIORS

         LIGHT FIXTURES
         DRAPES AND WINDOW TREATMENTS
         CARPET - CARPET BASE/PAD/INSTALLATION

         FURNITURE (BEDS, NIGHTSTANDS, TV STANDS, DESKS, CHAIRS, ETC.)
         BEDSPREADS
         ELECTRICAL APPLIANCES (TV'S, MINI-REFRIGERATORS, ETC.) &
         COMPONENTS
         WALL COVERINGS + INSTALLATION
         WALL HANGINGS, INCLUDING MIRRORS
         CEILINGS
         DOORS AND LOCKS
         SIGNATURE/GRAPHICS
         CABINETRY
         ROOM HVAC UNITS AND COMPONENTS

BATHROOMS

         FIXTURES, FANS
         MEDICINE CABINETS, TILE, VANITY, VINYL, MIRRORS
         CHROME/BRASS FIXTURES, PLUMBING
         TOWELS, SHEETS, PILLOW CASES, PILLOWS, BLANKETS
         TUBS, TUB LINERS, COMMODES AND BASINS, AS WELL AS BATH ACCESSORIES

LOBBY, HALLWAYS, OTHER PUBLIC SPACE

         FURNITURE B REHAB & REFINISH
         CARPET + PAD & INSTALLATION
         WALL COVERINGS AND PAINT + INSTALLATION
         BANQUET EQUIPMENT (CHAIRS, TABLES, TABLECLOTHS, SKIRTING, CHAFING
          DISHES ONLY)
         LIGHT FIXTURES AND CHANDELIERS
         ELEVATOR CAB INTERIORS
         EXERCISE EQUIPMENT
         SWIMMING POOL EQUIPMENT
         OFFICE FURNITURE
         DESIGN FEES
         EXTERIOR LANDSCAPING
         ICE MACHINES

RESTAURANT


EXHIBIT D, FF&E Repairs - Solo Page

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         CHAIRS; TABLES; DISHES; SILVERWARE; REFRIGERATORS; FREEZERS; STOVES;
         OVENS AND OTHER KITCHEN APPLIANCES; COOKING UTENSILS, POTS AND PANS; CARPET; WALLHANGINGS; COUNTERS; COUNTERTOPS; CARTS; VACUUM CLEANERS; POLISHES.


OTHER

         WINDOWS, HOT WATER HEATERS, SIGNAGE, FENCES, CANOPY/AWNINGS, TELEPHONE EQUIPMENT, COMPUTER EQUIPMENT, EXTERIOR LIGHTING, LAUNDRY EQUIPMENT. A REASONABLE AND CUSTOMARY PURCHASING FEE MAY BE REIMBURSED FOR THOSE ACTIVITIES REQUIRING SUCH ASSISTANCE. FEE MUST BE PAID TO A NON-RELATED ENTITY.




\EXHIBIT D, FF&E Repairs - Solo Page